UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Provectus Biopharmaceuticals, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Preliminary Proxy Statement— Subject to Completion

800 S. Gay Street, Suite 1610 Knoxville, Tennessee 37929 phone 866/594-5999 fax 866/998-0005

Dear Provectus Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. (“Provectus”) on Thursday, June 20, 2024 at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time (the “2024 Annual Meeting”). We intend to hold our annual meeting in person. As always, we encourage you to vote your shares prior to the meeting.

We are pleased to present you with our 2024 Proxy Statement. At our 2024 Annual Meeting, stockholders will vote on the matters set forth in the 2024 Proxy Statement and the accompanying notice of this meeting. Your board of directors (the “Board”) has recommended four highly qualified and experienced nominees for election to Provectus’s Board at the 2024 Annual Meeting. Highlights of the detailed information included in the Proxy Statement may be found in the section entitled “Questions and Answers About the 2024 Annual Meeting of Stockholders,” starting on page 2. Detailed information regarding director candidates may be found under “Proposal 1 – Election of Directors,” starting on page 18.

We are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials electronically increases the ability of our stockholders to connect with information they need, while reducing the costs and environmental impact associated with printing and mailing of proxy materials.

Whether you will attend the 2024 Annual Meeting or not, we hope that your shares are represented and voted. In advance of the meeting on June 20, 2024, please vote and submit your proxy as soon as possible via the Internet, by telephone, or, if you have requested to receive printed proxy materials, by mailing the proxy or voting instruction card enclosed with those materials. Instructions on how to vote are found in the section entitled “Questions and Answers About the 2024 Annual Meeting of Stockholders – How do I vote before the Annual Meeting?” starting on page 4.

For more information and up-to-date postings, please visit www.provectusbio.com/annual-meeting.

Thank you for being a Provectus stockholder.

Sincerely,

/s/ Dominic Rodrigues
Dominic Rodrigues
President

800 S. Gay Street, Suite 1610 Knoxville, Tennessee 37929 phone 866/594-5999 fax 866/998-0005

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 20, 2024

To the Stockholders of Provectus Biopharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2024 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. on Thursday, June 20, 2024, at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time. As always, we encourage you to vote your shares prior to the meeting.

The 2024 Annual Meeting is being held for the following purposes:

1.	To elect four directors to serve on our Board of Directors;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;
3.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for 2024;
4.

To authorize our Board of Directors to amend our Certificate of Incorporation, as amended by the Certificate of Designation of Series D Convertible Preferred Stock and Certificate of Designation of Series D-1 Convertible Preferred Stock (the “Certificates of Designation”), to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board of Directors at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split;

5.	To authorize our Board of Directors, if and only if Proposal 4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board of Directors; and

6.	To approve and adopt the Provectus Biopharmaceuticals, Inc. 2024 Equity Compensation Plan.

Stockholders also would transact any other business that properly comes before the 2024 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOUR DIRECTOR NOMINEES WHO ARE IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” EACH OF PROPOSALS 2, 3, 4, 5, and 6.

Only stockholders of record as of the close of business on April 24, 2024, will be entitled to notice of and to vote at the 2024 Annual Meeting of Stockholders and any adjournment thereof.

We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders instead of paper copies of our proxy statement and annual report. The Notice contains instructions for accessing those documents over the Internet. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2024 Annual Report, and the proxy card.

We hope that you will be able to attend the 2024 Annual Meeting. Whether or not you plan to attend the meeting, we ask that you vote as soon as possible. Prompt voting helps to ensure that the greatest number of stockholders are present, whether in person or by proxy. You may vote over the Internet, by telephone, or, if you requested to receive printed proxy materials, by mailing the proxy or voting instruction card enclosed with these meeting materials. Please review the instructions for each of your voting options described in the proxy statement, as well as in the Notice you received in the mail.

If you attend the 2024 Annual Meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised. Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to Be Held on Thursday, June 20, 2024. The Notice of Internet Availability of Proxy Materials, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com.

By order of our board of directors,

/s/ Dominic Rodrigues
Dominic Rodrigues
President

May [__], 2025
Knoxville, Tennessee

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800 S. Gay Street, Suite 1610 Knoxville, Tennessee 37929 phone 866/594-5999 fax 866/998-0005

PROXY STATEMENT FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2024

We are delivering these proxy materials to solicit proxies on behalf of the board of directors of Provectus Biopharmaceuticals, Inc., for the 2024 Annual Meeting of Stockholders that will be held on Thursday, June 20, 2024, at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time. We intend to hold our 2024 Annual Meeting in person. Please monitor our meeting website at www.provectusbio.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.

We will mail the Notice of Internet Availability of Proxy Materials to our stockholders on or about May 10, 2024.

We will refer to Provectus Biopharmaceuticals, Inc. and its subsidiaries throughout this Proxy Statement as “we,” “us,” the “Company,” or “Provectus.” We will refer to the board of directors as the “Board” or “our Board.”

At the 2024 Annual Meeting, our stockholders will vote on six proposals:

1.	To elect four directors to serve on our Board;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To ratify the selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for 2024;

4.	To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificate of Designation of Series D Convertible Preferred Stock and Certificate of Designation of Series D-1 Convertible Preferred Stock (the “Certificates of Designation”), to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split;

5.	To authorize our Board, if and only if Proposal 4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board; and

6.	To approve and adopt the Provectus Biopharmaceuticals, Inc. 2024 Equity Compensation Plan.

The proposals are set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. Stockholders also may transact any other business not known or determined at the time of this proxy solicitation and that properly comes before the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”); however, our Board knows of no such other business.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOUR BOARD NOMINEES WHO ARE IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” EACH OF PROPOSALS 2, 3, 4, 5, AND 6.

When you submit your proxy, by executing and returning the enclosed proxy card, you will authorize proxy holders Dominic Rodrigues, President and Heather Raines, CPA, Chief Financial Officer, to vote all your shares of common stock and/or preferred stock and otherwise to act on your behalf at the 2024 Annual Meeting and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the 2024 Annual Meeting. They also may vote your shares to adjourn the 2024 Annual Meeting and will be authorized to vote your shares at any meeting adjournment.

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QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials for the 2024 Annual Meeting of Stockholders instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to electronically access the proxy materials referred to in the Notice. They may also request a printed set of the complete proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials electronically by email or in printed form by mail on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the costs and environmental impact of the Company’s annual meetings associated with the physical printing and mailing of meeting materials.

What is the purpose of the 2024 Annual Meeting of Stockholders?

At the 2024 Annual Meeting, stockholders would act upon the following matters:

1.	To elect four directors to serve on our Board;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To ratify the selection of Marcum as our independent registered public accounting firm for 2024;

4.	To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split;

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5.	To authorize our Board, if and only if Proposal 4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board; and

6.	To approve and adopt the Provectus Biopharmaceuticals, Inc. 2024 Equity Compensation Plan.

Stockholders also may transact other business not known or determined at the time of this proxy solicitation that properly comes before the 2024 Annual Meeting; however, our Board knows of no such other business.

Who is entitled to vote?

Only stockholders of record at the close of business on April 24, 2024, the record date for the 2024 Annual Meeting, are entitled to receive notice of the 2024 Annual Meeting and to vote the shares of common stock, Series D Convertible Preferred Stock, or Series D-1 Convertible Preferred Stock that they held on that date at the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2024 Annual Meeting. Each outstanding share of Series D Convertible Preferred Stock carries the right to one vote per share. Each outstanding share of Series D-1 Convertible Preferred Stock carries the right to ten (10) votes per share. Holders of shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock will vote together with the holders of common stock as a single class on all matters submitted to stockholders and such other matters as may properly come before the Annual Meeting and any adjournments.

What constitutes a quorum?

The presence at the 2024 Annual Meeting of the holders of a majority of the shares of common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock outstanding on the record date, April 24, 2024, in person or by proxy, will constitute a quorum. Shares held by stockholders present in person or represented by proxy at the 2024 Annual Meeting who elect to abstain from voting will be included in the calculation of the number of shares considered present at the meeting.

As of April 14, 2024, there were 419,522,119 shares of common stock, 12,373,247 shares of Series D Convertible Preferred Stock, and 10,634,761 shares of Series D-1 Convertible Preferred Stock outstanding.

What happens if a quorum is not present at the 2024 Annual Meeting of Stockholders?

If a quorum is not present at the scheduled time of the 2024 Annual Meeting, the holders of a majority of the shares of common stock, Series D Preferred Stock, and Series D-1 Preferred Stock present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, and/or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days or if a new record date is fixed for the adjourned meeting after the adjournment.

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May I vote my shares in person at the 2024 Annual Meeting of Stockholders?

Yes. You may vote your shares at the 2024 Annual Meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or telephone. Whether you plan to attend the 2024 Annual Meeting in person or not, in order to assist us in tabulating votes at the meeting, we encourage you to vote by using the Internet, by telephone, or, if applicable, by returning a proxy card.

How do I vote before the 2024 Annual Meeting of Stockholders?

Before the 2024 Annual Meeting, you may vote your shares in one of the following three ways:

1.	By the Internet, by following the instructions provided in the Notice;

2.	By mail, if you requested printed copies of the proxy materials, by filling out the form of proxy card and sending it back in the envelope provided; or

3.	By telephone, if you requested printed copies of the proxy materials, by calling the toll-free number found on the proxy card. If you requested printed copies of the proxy materials, and properly sign and return your proxy card and return it in the prepaid envelope, your shares will be voted as you direct.

Please use only one of the above three ways to vote. If you hold shares in the name of a broker, your ability to vote those shares by Internet or by telephone depends on the voting procedures used by your broker, as explained below.

How do I vote if my broker holds my shares in “street name?”

If your shares are held in “street name,” your bank or broker will send you the Notice. Many, but not all, banks and brokerage firms participate in a program provided through our transfer agent Broadridge Financial Solutions, Inc. that offers Internet and telephone voting options. If you do not give instructions to your nominee, it will be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. Proposals 1, 2 and 6 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposals 3, 4, and 5 are discretionary items for which your nominee will be entitled to vote your shares in the absence of instructions from you.

Can I change my mind and revoke my proxy?

Yes. To revoke a proxy pursuant to this solicitation, you must:

●	Sign another proxy with a later date, and return it to our Secretary, Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929 at or before the 2024 Annual Meeting;

●	Provide our Secretary with a written notice of revocation dated later than the date of the original proxy at or before the meeting;

●	Re-vote by using the telephone following the instructions on the proxy card;

●	Re-vote by using the Internet by following the instructions in the Notice; or

●	Attend the 2024 Annual Meeting and vote in person. Note that attendance at the meeting will not revoke a proxy if you do not actually vote at the meeting.

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What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

1.	“FOR” the proposal to elect four directors to serve on our Board;

2.	“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers;

3.	“FOR” the proposal to ratify the selection of Marcum as our independent registered public accounting firm for 2024;

4.	“FOR” the proposal to authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split;

5.	“FOR” the proposal to authorize our Board, if and only if Proposal 4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board; and

6.	“FOR” the approval of the Provectus Biopharmaceuticals, Inc. 2024 Equity Compensation Plan.

What happens if I do not specify how my shares are to be voted?

If you sign and return your proxy card or complete the telephone or Internet voting procedures but do not indicate any voting instructions, your shares will be voted “FOR” each of the director nominees who are identified in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, and 6.

Will any other business be conducted at the 2024 Annual Meeting of Stockholders?

As of the date hereof, our Board knows of no business that would be presented at the 2024 Annual Meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

1.	The director nominees would be elected to serve on our Board if they receive a plurality of the votes cast on the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on the subject matter. This means that the director nominees would be elected if they receive more votes than any other person at the meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares of common stock and/or preferred stock will not be voted with respect to the person or persons indicated; however, they will be counted for the purpose of determining whether there is a meeting quorum.

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2.

The advisory vote to approve the compensation of our named executive officers would be approved if a majority of the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

3.	The selection of Marcum as our independent registered public accounting firm for 2024 would be ratified if a majority of the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

4.	The proposal to authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal.

5.	The proposal to authorize our Board, if and only if Proposal 4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of shares of common stock and preferred stock that we are authorized to issue by the same reverse stock split ratio, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal.

6.	The approval of our 2024 Equity Compensation Plan will be approved if a majority of the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

How will abstentions and broker non-votes be treated?

You do not have the option of abstaining from voting on Proposal 1. You may abstain from voting on Proposals 2, 3, 4, 5, and 6. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2, 3, 4, 5, and 6, your shares of common stock, Series D Convertible Preferred Stock, or Series D-1 Convertible Preferred Stock will be included in the number of shares of common stock, Series D Convertible Preferred Stock, or Series D-1 Convertible Preferred Stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock, Series D Convertible Preferred Stock, or Series D-1 Convertible Preferred Stock would be voted but not in favor of Proposals 2, 3, 4, 5, and 6, your abstention would have the same effect as a negative vote in determining the outcome of the vote on these proposals.

Broker non-votes occur when a bank, brokerage firm, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Proposals 1, 2, and 6 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposals 3, 4 and 5, however, are discretionary items on which your nominee will be entitled to vote your shares of common stock, Series D Convertible Preferred Stock, or Series D-1 Convertible Preferred Stock even in the absence of instructions from you. In the case of a broker non-vote, your shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock would be included in the number of shares of common stock, Series D Convertible Preferred Stock, or Series D-1 Convertible Preferred Stock considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares of common stock, Series D Convertible Preferred Stock, or Series D-1 Convertible Preferred Stock not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1, 2, 3, and 6. A broker non-vote would have the same effect as a vote against Proposals 4 and 5.

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STOCK OWNERSHIP

Directors, Executive Officers, and Other Stockholders

The following table provides information about the beneficial ownership of common stock as of April 14, 2024, unless otherwise indicated, for (i) each of our directors, (ii) each of our executive officers named in the “Summary Compensation Table” of this Proxy Statement, (iii) all of our directors and executive officers as a group, and (iv) the persons known by us to own beneficially more than 5% of our common stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2024 Annual Meeting. Each outstanding share of Series D Convertible Preferred Stock entitles its holder to cast one vote on each matter to be voted on at the 2024 Annual Meeting. Each outstanding share of Series D-1 Convertible Preferred Stock entitles its holder to cast ten votes on each matter to be voted on at the 2024 Annual Meeting. Holders of shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock will vote together with the holders of common stock as a single class on all matters submitted to stockholders and such other matters as may properly come before the Annual Meeting and any adjournments.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(2) (3)
Directors and Named Executive Officers:
Bruce Horowitz	5,486,983	(6)	1.3%
Dominic Rodrigues	12,493,631	(5)	2.9%
Ed Pershing, CPA	21,569,870	(4)	4.9%
Eric Wachter, Ph.D.	20,582,068	(9)	4.8%
Heather Raines, CPA	1,910,103	(8)	*
John Lacey, III, M.D.	300,000	(7)	*
Webster Bailey	558,768	(10)	*
All Directors and Executive Officers as a Group (6 Persons)	57,414,460	(11)	12.8%

5% Stockholders:
Jeffery Allen Morris	60,902,310	(12)	13.2%

*	Less than 1% of the outstanding shares of common stock.

(1)	Drs. Lacey and Wachter, Messrs. Bailey, Pershing, and Rodrigues, and Mrs. Raines are officers and/or directors of Provectus Biopharmaceuticals, Inc., whose business address is 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929. Mr. Horowitz resigned as an officer and director of the Company on March 25, 2024.

(2)	Shares of common stock that a person has the right to acquire within 60 days of April 14, 2024 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)	As of April 14, 2024, there were 419,522,119 shares of common stock issued and outstanding. As of April 14, 2024, there were 12,373,247 shares of preferred series D stock issued and outstanding that are convertible into 12,373,247 shares of common stock. As of April 14, 2024, there were 10,634,761 shares of preferred series D-1 stock issued and outstanding that are convertible into 106,347,610 shares of common stock and $2,711,028 aggregate principal amount and interest of convertible promissory notes that are convertible within 60 days into 947,250 shares of Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 9,472,500 shares of common stock.

(4)	Mr. Pershing’s beneficial ownership includes 60,600 shares of common stock owned by his spouse, 16,500 shares of common stock owned by his spouse through a retirement plan, 3,750 shares of common stock held as custodian for a grandchild, 81,500 shares of common stock owned by Mr. P’s Foundation, a nonprofit corporation of which Mr. Pershing is an affiliate, 550,000 shares of common stock owned by Perkins Place, a general partnership of which Mr. Pershing is an affiliate, 2,820,630 shares of common stock owned by Mr. Pershing through a retirement plan, 1,150,428 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 11,504,280 shares of common stock and $1,869,633 aggregate principal amount and interest of convertible promissory notes that are convertible within 60 days into 653,261 shares Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 6,532,610 shares of common stock.

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(5)	Mr. Rodrigues’s beneficial ownership includes 500 shares of common stock held solely by Mr. Rodrigues, 509,089 shares of common stock held jointly with his spouse, 112,700 shares of common stock owned by his spouse, 23,700 shares of common stock held as custodian for his children, 431,400 shares of common stock owned through a retirement plan and 11,416,242 shares of Series D Convertible Preferred Stock that are convertible within 60 days into 11,416,242 shares of common stock.

(6)	Mr. Horowitz resigned as an officer and director of the Company on March 25, 2024. Mr. Horowitz’s beneficial ownership includes 2,302,243 shares of common stock held solely by Mr. Horowitz, 50,000 shares of common stock owned by his spouse, 325,000 shares of common stock owned through a retirement plan, 2,425,000 shares of common stock subject to options that are exercisable within 60 days, and 38,474 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 384,740 shares of common stock.

(7)	Dr. Lacey’s beneficial ownership includes 100,000 shares of common stock held solely by Dr. Lacey, 20,000 shares of common stock held through IMA, 80,000 shares of common stock held through a retirement account, and 100,000 shares of common stock subject to options that are exercisable within 60 days.

(8)	Mrs. Raines’s beneficial ownership includes 100,000 shares of common stock held solely by Mrs. Raines, 1,113,153 shares of common stock held jointly with her spouse, 20,290 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 202,900 shares of common stock, and $141,395 aggregate principal amount and interest of convertible promissory notes that are convertible within 60 days into 49,405 shares of Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 494,050 shares of common stock.

(9)	Dr. Wachter’s beneficial ownership includes 5,714,183 shares held solely by Dr. Wachter, 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust, 930,248 shares of common stock owned by Dr. Wachter through a retirement plan, and 1,393,277 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 13,932,770 shares of common stock.

(10)	Mr. Bailey’s beneficial ownership includes 145,528 shares of common stock held as custodian for his children and 41,324 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 413,240 shares of common stock.

(11)	Includes 11,416,242 shares of Series D Convertible Preferred Stock with are convertible withing 60 day into 11,416.242 shares of common stock, and 1,803,689 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 18,036,890 shares of common stock, and $2,011,028 aggregate principal and interest amount of convertible promissory notes that are convertible within 60 days into 702,6666 shares of Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 7,026,660 shares of common stock.

(12)	Mr. Morris’ beneficial ownership is based on a Form 4 filed with the SEC on August 14, 2023 and includes 18,500,000 shares of common stock, 3,995,747 shares of Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 39,957,470 shares of common stock, and $700,000 aggregate principal amount of convertible promissory notes that are convertible within 60 days into 244,584 shares of Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 2,444,840 shares of common stock.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board consists of four members: Webster Bailey, John Lacey, III, M.D., Ed Pershing, CPA, and Dominic Rodrigues. Mr. Pershing serves as an executive officer and chairman and Mr. Rodrigues serves as an executive officer and vice chairman of our Board.

Two members of our Board, Dr. Lacey and Mr. Bailey, are considered independent under the listing standards of the NYSE American LLC.

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Our President, Mr. Rodrigues, serves as our principal executive officer. Our entire Board is responsible for our risk oversight function.

Board and Committees

Our Board met four times and acted by unanimous written consent four times in 2023. Each incumbent director attended all meetings of our Board and its committees on which he served during 2023. We do not have a formal policy regarding attendance by Board members at annual stockholder meetings; however, members of our Board are encouraged to attend these meetings. All our directors attended the 2023 Annual Meeting of Stockholders in person.

We have three standing Board committees: the audit committee, the compensation committee, and the corporate governance and nominating committee (the “nominating committee”).

Audit Committee

The audit committee consists of Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues. Dr. Lacey and Mr. Bailey are independent directors under the listing standards of the NYSE American LLC. Mr. Pershing is the chairman of our Board’s audit committee. Our Board has determined that Messrs. Pershing and Rodrigues qualify as “audit committee financial experts,” as defined under the rules of the SEC. The audit committee met four times in 2023.

The audit committee’s responsibilities include:

1.	Hiring independent registered public accountants to audit our books, records, and financial statements and to review our systems of accounting;

2.	Discussing with the independent registered public accounting firm the results of the annual audit and quarterly reviews;

3.	Conducting periodic independent reviews of the systems of accounting;

4.	Making reports periodically to our Board with respect to its findings; and

5.	Undertaking other activities described more fully in the section called “Audit Committee Report.”

Our audit committee charter is posted on our website under the “Investors” subpage at http://provectusbio.com/media/docs/AuditCommitteeCharter.pdf and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Compensation Committee

The compensation committee consists of Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues. Dr. Lacey and Mr. Bailey are independent directors under the listing standards of the NYSE American LLC. Mr. Bailey is the chairman of our Board’s compensation committee. The compensation committee met one time in 2023.

The compensation committee’s responsibilities include:

1.	Reviewing and approving the annual corporate goals and objectives relevant to each executive officer; at least annually, evaluating each executive officer’s performance in light of these goals and objectives; and setting each executive officer’s compensation, including salary, bonus, and incentive compensation, based on this evaluation;

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2.	Reviewing our compensation and benefits plans;

3.	Reviewing and recommending to the entire Board the compensation for Board members; and

4.	Other matters that our Board specifically delegates to the compensation committee from time to time.

Our compensation committee charter is posted on our website under the “Investors” subpage at http://provectusbio.com/media/docs/CompensationCommitteeCharter.pdf and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Nominating Committee and Director Nominations

Our nominating committee met one time and acted by unanimous written consent one time in 2023. The nominating committee consists of Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues. Dr. Lacey and Mr. Bailey are independent directors under the listing standards of the NYSE American LLC. Dr. Lacey is the chairman of our Board’s nominating committee. Prior to filing this Proxy Statement, the nominating committee reviewed and approved the nomination of the persons listed below under Proposal 1, Election of Directors to serve as members of our Board for a one-year term expiring at the annual meeting of stockholders occurring in 2025. The nominating committee also recommended to our Board that it present all of these Board nominees for approval at the 2024 Annual Meeting.

Our Board adopted a written charter for our nominating committee, which is available to our stockholders and other interested parties on our website under the “Investors” subpage, at http://provectusbio.com/media/docs/NominatingCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

The nominating committee’s responsibilities include:

1.	Assisting our Board to identify and approve the nomination of individuals qualified to serve as Board members;

2.	Reviewing the qualifications and performance of incumbent directors to determine whether to recommend them as nominees for re-election;

3.	Developing and recommending corporate governance policies for the Company to our Board;

4.	Periodically reviewing the management succession plan of the Company, and formally recommending to our Board, as needed, successors to departing executive officers if a vacancy occurs; and

5.	Evaluating the performance of our Board.

Our nominating committee has no set procedures or policy on the selection of nominees or evaluation of stockholder recommendations and will consider these issues on a case-by-case basis. Our nominating committee will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the SEC. Our nominating committee screens all potential candidates in the same manner. Our nominating committee’s review typically would be based on all information provided with respect to the potential candidate. Our nominating committee has not established specific minimum qualifications that must be met by a nominee for a position on our Board or specific qualities and skills for a director. Our nominating committee may consider the diversity of qualities and skills of a nominee, but our nominating committee has no formal policy in this regard. For more information, please see the section below entitled “ADDITIONAL INFORMATION.”

Stockholders who wish to contact Board members may do so by sending an e-mail addressed to them at info@provectusbio.com.

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COMPENSATION Of Directors and Executive Officers

Because we are a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to smaller reporting companies.

Executive Employment/Contractor Agreements

On March 25, 2019, our Board promoted Mrs. Raines to be the Company’s Chief Financial Officer (“CFO”). She previously served as Provectus’s Controller from August 1, 2017 until March 25, 2019. In connection with her promotion to CFO, Mrs. Raines received an initial incentive compensation of 50,000 shares of the Company’s common stock. Pursuant to the employment agreement with Mrs. Raines (the “Raines Agreement”), the term of Mrs. Raines’ employment extends automatically for one year unless terminated by either the Company or Mrs. Raines upon 30 days prior written notice. Mrs. Raines’s initial base salary is $125,000 per year. In the event Mrs. Raines’ employment with the Company is terminated by Mrs. Raines prior to, but not coincident with, a Change in Control (as defined in the Raines Agreement) or by reason of her death, disability, or retirement prior to a Change in Control, she will be entitled to receive (i) her unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which she may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Mrs. Raines as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Raines Agreement), Mrs. Raines’ employment with the Company is terminated or the Raines Agreement is not extended (A) by action of Mrs. Raines coincident with or following a Change in Control including her death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Raines Agreement) coincident with or following a Change in Control, the Company shall pay Mrs. Raines the compensation and benefits described in the sentence above, as well as a severance payment equal to 50% of her base salary in the preceding calendar year, payable over six months.

On May 8, 2019, our Board promoted Mr. Horowitz to the Company’s COO. During 2017, the Company entered into an independent contractor agreement with Mr. Horowitz, as amended, pursuant to which he served as Chief Operations Consultant of the Company from April 19, 2017 (the “Horowitz Agreement”). The Horowitz Agreement was amended on May 8, 2019 to provide that Mr. Horowitz continue to be paid $125 per hour with a maximum 160 hours per month and receive a health insurance allowance of $1,200 per calendar month. On March 25, 2024, Mr. Horowitz resigned as COO and as a Board member. The Company and Mr. Horowitz entered into an Independent Contractor and Director Fee Termination Agreement and Release (the “Termination Agreement”) to terminate the Horowitz Agreement. The Termination Agreement provides for the Company to pay Mr. Horowitz an initial payment of $250,000 within two business days of the Termination Agreement and a discounted second payment in the amount of $258,000 so long as it is paid prior to June 30, 2024, after which the amount of the second payment is $500,000.

On May 17, 2019, our Board retained Eric A. Wachter, Ph.D. as the Company’s Chief Technology Officer under a new employment agreement effective as of May 20, 2019 (the “Wachter Agreement”). The Wachter Agreement provides that Dr. Wachter will be employed for an initial term of one year, subject to automatic renewal for successive one-year periods, unless the Company or Dr. Wachter provides notice of intent not to renew. Dr. Wachter’s initial base salary is $240,000 per year. Dr. Wachter has the right to continue to participate in employee benefit plans. In the event Dr. Wachter’s employment with the Company is terminated by Dr. Wachter prior to, but not coincident with, a Change in Control (as defined in the Wachter Agreement) or by reason of his death, disability, or retirement prior to a Change in Control, he will be entitled to receive (i) his unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which he may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Dr. Wachter as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Wachter Agreement), Dr. Wachter’s employment with the Company is terminated or the Wachter Agreement is not extended (A) by action of Dr. Wachter coincident with or following a Change in Control including his death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Wachter Agreement) coincident with or following a Change in Control, the Company shall pay Dr. Wachter the compensation and benefits described in the sentence above, as well as a severance payment equal to 50% of his base salary in the preceding calendar year, payable over six months.

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On April 16, 2024, our Board appointed Mr. Pershing to be the Company’s Chief Executive Officer (“CEO”). He has served as Provectus’s Chairman of the Board of Directors since April 1, 2017. Pursuant to the employment agreement with Mr. Pershing (the “Pershing Agreement”), the term of his employment commenced on April 16, 2024 and ends on April 15, 2029, unless further extended or sooner terminated as hereinafter provided. On April 15, 2025 and on April 15th of each year thereafter, the terms of the Executive’s employment hereunder shall be automatically extended one year thereafter, the term of the Executive’s employment hereunder shall be extended one (1) additional year, unless ninety (90) days prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive’s employment hereunder shall not be extended. Mr. Pershing’s initial base salary is $240,000 per year. In the event Mr. Pershing’ employment with the Company is terminated by Mr. Pershing prior to, but not coincident with, a Change in Control (as defined in the Pershing Agreement) or by reason of his death, disability, or retirement prior to a Change in Control, he will be entitled to receive (i) his unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which he may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Mr. Pershing as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Pershing Agreement), Mr. Pershing’ employment with the Company is terminated or the Pershing Agreement is not extended (A) by action of Mr. Pershing coincident with or following a Change in Control including his death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Pershing Agreement) coincident with or following a Change in Control, the Company shall pay Mr. Pershing the compensation and benefits described in the sentence above, as well as an amount equal to ten (10) times the Base Salary paid to Executive in the preceding calendar year, payable over three (3) months.

The Company entered into an independent contractor agreement with Mr. Rodrigues pursuant to which he served as Chief Operations Consultant of the Company from March 25 to April 15, 2024. On April 16, 2024, our Board appointed Mr. Rodrigues to be the Company’s President. He has served as Provectus’s Vice-Chairman of the Board of Directors since April 1, 2017. Pursuant to the employment agreement (the “Rodrigues Agreement”), the term of his employment commenced on April 16, 2024 and ends on April 15, 2029, unless further extended or sooner terminated as hereinafter provided. On April 15, 2025 and on April 15th of each year thereafter, the terms of the Executive’s employment hereunder shall be automatically extended one year thereafter, the term of the Executive’s employment hereunder shall be extended one (1) additional year, unless ninety (90) days prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive’s employment hereunder shall not be extended. Mr. Rodrigues’s initial base salary is $240,000 per year. In the event Mr. Rodrigues’ employment with the Company is terminated by Mr. Rodrigues prior to, but not coincident with, a Change in Control (as defined in the Rodrigues Agreement) or by reason of his death, disability, or retirement prior to a Change in Control, he will be entitled to receive (i) his unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which he may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Mr. Rodrigues as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Rodrigues Agreement), Mr. Rodrigues’ employment with the Company is terminated or the Rodrigues Agreement is not extended (A) by action of Mr. Rodrigues coincident with or following a Change in Control including his death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Rodrigues Agreement) coincident with or following a Change in Control, the Company shall pay Mr. Rodrigues the compensation and benefits described in the sentence above, as well as an amount equal to ten (10) times the Base Salary paid to Executive in the preceding calendar year, payable over three (3) months. On April 16, 2024, the Company and Mr. Rodrigues mutually terminated the independent contractor agreement.

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Bonus Awards

No bonuses were awarded to our named executive officers in 2023.

Other Benefits

We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a vacation policy.

Long-Term Incentives

At the 2014 annual meeting of stockholders, our stockholders approved the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan (the “2014 Equity Compensation Plan”), which authorized our Board to grant options that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), and options that do not qualify as incentive stock options under the Code (“non-qualified stock options,” and collectively with incentive stock options, “options”). We were authorized to grant options under the 2014 Equity Compensation Plan for up to 20,000,000 shares of our common stock. If any options granted under the 2014 Equity Compensation Plan were forfeited or terminated for any reason, the shares of common stock that were subject to the options would again be available for future distribution under the 2014 Equity Compensation Plan. In June 2016, the compensation committee approved an amendment to our 2014 Equity Compensation Plan to allow for restricted stock awards to non-employee directors. Our stockholders approved this amendment at our 2017 annual stockholder meeting. Under the terms of our 2014 Equity Compensation Plan, prior to the occurrence of a change in control (as defined in the 2014 Equity Compensation Plan), and unless otherwise determined by our Board, any stock options outstanding on the date of such change in control that are not yet exercisable and vested on such date will become fully exercisable and vested. The 2014 Equity Compensation Plan expired as amended on April 25, 2023.

As of December 31, 2023, named executive officers had no outstanding unvested stock options.

SUMMARY COMPENSATION TABLE

The table below shows the compensation for services in all capacities earned during the years ended December 31, 2023 and 2022 to the individuals who served as our principal executive officer and our two other executive officers during 2023 (whom we refer to collectively as our “named executive officers”):

Name and Principal Position	Year	Salary(3)	All Other Compensation		Total

Eric Wachter, Ph.D.,	2023	$240,000	$13,249	(1)	$253,249
Chief Technology Officer	2022	$240,000	$14,188	(1)	$254,188

Heather Raines, CPA,	2023	$125,000	—		$125,000
Chief Financial Officer	2022	$125,000	—		$125,000

Bruce Horowitz,	2023	$254,400	$75,000	(2)	$329,400
Former Chief Operating Officer	2022	$254,400	$75,000	(2)	$329,400

(1)	Comprised of health/vision, life, short term disability, and long-term disability insurance premiums.

(2)	Comprised of accrued, but not paid, directors fees.

(3)	Actual salaries paid in 2023: Eric Wachter $20,000; Heather Raines $10,417; Bruce Horowitz $21,200.

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OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END

The following table shows the number of equity awards outstanding as of December 31, 2023 for our named executive officers. All the options were exercisable as of December 31, 2023.

	Option Awards
Name	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date

Bruce Horowitz	2,425,000	$0.12	11/10/2025
Former Chief Operating Officer

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about our equity compensation plans as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	3,225,000	$0.37	—
Equity compensation plans not approved by security holders	—	—	—
Total	3,225,000	$0.37	—

(1)	As of the expiration of the 2014 Equity Compensation Plan on April 25, 2023, there remained 16,587,500 shares of common stock available under the 2014 Equity Compensation Plan. These shares are no longer available for future awards.

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DIRECTOR COMPENSATION

Each non-employee director receives an annual retainer of $40,000 as compensation for service as a member of the Board. Non-employee directors serving as members of our audit committee receive $15,000 per year; the audit committee chairperson receives $15,000 per year. Non-employee directors serving as members of our corporate governance and nominating committee receive $10,000 per year; the corporate governance and nominating committee chairperson receives $15,000 per year. Non-employee directors serving as members of our compensation committee will receive $10,000 per year; the compensation committee chairperson receives $15,000 per year.

Director Compensation Table for 2023

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards Compensation	All Other Compensation	Total
Webster Bailey	$80,000	(1)	—	—	—	$80,000
John Lacey, III, MD	$80,000	(1)	—	—	—	$80,000
Ed Pershing, CPA	$75,000	(1)	—	—	—	$75,000
Dominic Rodrigues	$75,000	(1)	—	—	—	$75,000

(1)	Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues accrued their director fees in 2023.

PAY VERSUS PERFORMANCE TABLE

The following table reports the compensation of our Principal Executive Officer (our “PEO”) and the average compensation of our other Named Executive Officers (“NEOs”) as reported in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid” as calculated pursuant to Item 402(v) of Regulation S-K and certain performance measures required by such Item.

Year	Summary Compensation Table Total for Horowitz(1)	Compensation Actually Paid to Horowitz(2)	Average Summary Compensation Table Total for non-PEO NEO’s (1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Loss
2023	$329,400	$254,400	$182,500	$182,500	$174.54	$(3,101,768)
2022	$244,600	$169,600	$128,761	$128,761	$196.36	$(3,554,683)
2021	$244,600	$169,600	$127,069	$127,069	$100.00	$(5,539,543)

(1)	The principal executive officer (PEO) was Bruce Horowitz, our 2023/2022 chief operating officer and member of the board of directors. The Non-PEO NEOs are Heather Raines, our chief financial officer, and Eric Wachter, our chief technology officer. On March 25, 2024, Mr. Horowitz resigned as PEO and member of the board of directors.

(2)	The summary compensation table total for our PEO includes $75,000 for board of director fees each year that were accrued.

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss and Cumulative Total Shareholder Return (“TSR”)

Since we are not a commercial-stage company, we did not have net income during the periods presented. The Company’s only income recorded was related to a grant received from the State of Tennessee. Consequently, we do not look to net loss as a performance measure for our executive compensation program. Moreover, as a mid-stage pre-commercial company with no revenue, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our PEO and NEOs during the periods presented.

The compensation committee does not use TSR or net loss in its compensation programs.

●	Compensation actually paid to PEO remained the same from 2021 to 2022 and increased $84,800, or 34.7% from 2022 to 2023;

●	Compensation actually paid to non-PEO NEOs increased by $1,692, or 1.3% from 2021 and 2022 and increased $57,73, or 41.7% from 2022 to 2023 ;

●	TSR increased from $100 in 2021 to $196.36 in 2022, or approximately 96.4%. TSR decreased from $196.36 in 2022 to $174.54 in 2023, or approximately 11.1%;

●	Net loss improved by $1,984,860 or 35.8% from 2021 to 2022 and improved by $452,915 or 12.7% from 2022 to 2023.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy, pursuant to which our executive officers, directors, and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with the Company without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members, other than transactions available to all employees generally or involving less than $10,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration, and approval, unless the transaction involves an employment or other compensatory arrangement approved by the compensation committee. All of our directors, executive officers, and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will consider, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction, and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of such transaction.

Related Party Transactions

The Series D and D-1 Convertible Preferred Stock

2021 Financing

On August 13, 2021, the Board approved a Financing Term Sheet (the “2021 Term Sheet”), which sets forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2021 Financing”). The 2021 Financing will be in the form of unsecured convertible loans from investors and evidenced by convertible promissory notes (individually, a “2021 Note” and collectively, the “2021 Notes”). The 2021 Notes bear interest at the rate of 8% per annum.

The table below summarizes the 2021 Notes issued to related parties:

	Face	Note
Holder	Amount	Date
Heather Raines	$100,000	8/16/2021
Total Related Parties	$100,000

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On September 20, 2022, the Board approved a Financing Term Sheet (the “2022 Term Sheet”), which set forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2022 Financing”), which amounts will be obtained in several tranches. The 2022 Financing will be in the form of unsecured convertible loans from investors and evidenced by convertible promissory notes (individually, a “2022 Note” and collectively, the “2022 Notes”). The 2022 Notes bear interest at the rate of 8% per annum.

The table below summarizes the 2022 Notes issued to related parties:

	Face	Note
Holder	Amount	Date
Edward Pershing	$100,000	4/25/2023
Edward Pershing	$200,000	5/12/2023
Edward Pershing	$50,000	5/26/2023
Edward Pershing	$125,000	6/15/2023
Edward Pershing	$125,000	6/30/2023
Edward Pershing	$125,000	7/20/2023
Edward Pershing	$75,000	8/3/2023
Edward Pershing	$50,000	11/29/2023
Edward Pershing	$100,000	12/2/2023
Edward Pershing	$135,000	1/30/2024
Edward Pershing	$75,000	2/15/2024
Edward Pershing	$180,000	2/27/2024
Edward Pershing	$25,000	3/21/2024
Edward Pershing	$400,000	3/26/2024
Edward Pershing	$25,000	4/11/2024
Total Related Parties	$1,790,000

For further details on the terms of the 2021 and 2022 Financing, please refer to our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 28, 2024.

Consulting Fees

The Company paid Bruce Horowitz (Capital Strategists), a former director and COO, fees of $21,200 and $169,600 for services rendered during the years ended December 31, 2023 and 2022, respectively, under an independent contractor agreement. On March 25, 2024, Mr. Horowitz resigned as COO of the Company and a member of our Board.

On March 26, 2024, the Company engaged Dominic Rodrigues, one of our directors, under an independent contractor agreement to fulfil the role vacated by Mr. Horowitz. The Company agreed to pay Mr. Rodrigues $20,000 per calendar month for his services under the independent contractor agreement. Effective April 16, 2024, this agreement was subsequently terminated when the Company and Mr. Rodrigues entered into the Executive Employment Agreement described below.

On April 16, 2024, the Company hired Edward Pershing, one of our directors, under an Executive Employment Agreement to serve as CEO of the Company. In consideration for such services, Mr. Pershing will be paid $240,000 per calendar year.

On April 16, 2024, Company hired Dominic Rodrigues, one of our directors, under an Executive Employment Agreement to serve as President of the Company and mutually terminated his independent contractor agreement. In consideration for such services, Mr. Rodrigues will be paid $240,000 per calendar year.

Other than as set forth above, we had no transactions since January 1, 2022 that would be required to be disclosed under Item 404(a) of Regulation S-K, and no such transactions are currently proposed for 2024.

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PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

The persons listed below have been nominated by our Board to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2025. Each nominee has consented to serve on our Board. If any nominee were to become unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board. Holders of shares of outstanding common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock will vote together as a single class to elect the board of directors.

Webster Bailey, 46, has served as a member of our Board since 2020 and currently serves as the Executive Director of Metro Drug Coalition (“MDC”), an East Tennessee substance abuse prevention, advocacy, and education agency. He was Director of Development for MDC from 2023-2024. From 2006-2022, Mr. Bailey worked in the substance abuse treatment field at Cornerstone of Recovery, a nationally recognized and well-respected residential treatment center. He directed all of Cornerstone’s marketing, business development, and outreach efforts as Executive Director of Marketing and Business Development from 2009 through 2021. In October 2021, after Cornerstone was acquired by Bradford Health Services, he was asked to serve as the Executive Director for the company. Mr. Bailey served in that capacity for 1 year and left the company. He has been involved in several East Tennessee substance abuse prevention and recovery-related initiatives, including having served multiple terms as President of the boards of directors of the MDC and the Blount County Recovery Court Foundation. For these and other community leadership efforts, He received the Community Service Award from the Tennessee Licensed Professional Counselors Association (2013), the Recovery Services Award from MDC (2014), and the Prevention Champion Award from the Blount County Community Health Initiative (2015) and was named Professional of the Year by the East Tennessee Association of Alcoholism and Drug Abuse Counselors (2016). Mr. Bailey received a bachelor’s degree in communications and public relations from the University of Tennessee. He also serves on the board of directors for Clover Fork Coal Company.

John Lacey, III, M.D., 76, has served as a member of our Board since 2018 and is the former Chief Medical Officer and Senior Vice President of University Health System d/b/a University of Tennessee Medical Center (“UTMC”), a 600+ bed academic medical center based in Knoxville since 1999. Dr. Lacey served continuously in this capacity from 1999 until retirement from UTMC in 2016. He also operated an Internal Medicine practice for 39 years. Dr. Lacey graduated from the University of Tennessee with a bachelor’s degree in Nuclear Engineering and the University of Tennessee Medical School (Memphis) with a Doctor of Medicine degree. Dr. Lacey helped create Knoxville Area Project Access, a partnership with the Knoxville Academy of Medicine and providers to give primary and specialty health services to the uninsured and medically underserved and was the inaugural chairman of the Governor’s Health and Wellness Task Force, which focused on improving Tennessee’s national health ranking. Dr. Lacey has been recognized by several entities for contributions to population health.

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Ed Pershing, CPA, 71, has served as non-executive Chairman of our Board since 2018. He was the Chief Executive Officer of Pershing Yoakley & Associates (“PYA”), until 2019 when he retired from the firm. PYA is a top 20 healthcare consulting and top 100 accounting firm in the U.S. PYA, which he co-founded in 1983, expanded from a three-employee office to more than 350 employees and five affiliate companies serving more than 3,500 clients in 50 states. Mr. Pershing’s healthcare experience and expertise include turnaround/performance improvement initiatives, long-range planning studies, development of numerous hospital and medical office projects, restructuring of healthcare organizations, liaison between boards of directors and management teams to craft corporate visions and strategies, mergers, acquisitions, divestitures, and leasing arrangements. He has served as an expert witness on healthcare industry matters and in several Certificate of Need appeals. Mr. Pershing also has represented healthcare organizations before regulatory agencies such as the Centers for Medicare & Medicaid Services, Internal Revenue Service, and Departments of Mental Health, Insurance, and Medicaid. He graduated from the University of Tennessee with a Bachelor of Science in Accounting and was one of eighteen professionals from the U.S. and Great Britain to participate in the first Ernst & Ernst Accelerated Healthcare Program, a one-year full-time education and work-study program in healthcare industry matters. Mr. Pershing is a Certified Public Accountant (“CPA”).

Dominic Rodrigues, 55, has served as a member of our Board since 2017, its non-executive Vice Chairman since 2018, and previously as non-executive Chairman from 2017 to 2018. Prior to joining our Board, Mr. Rodrigues was President of Rhisk Capital, where he carried out management consulting, corporate development, and portfolio management activities. Project industries included defense and intelligence (a technology-focused, private equity-styled, capital investment pool; corporate development and operational roles at a related data communications company), financial services (a capital markets-focused, financial technology start-up company; a start-up private wealth office), healthcare, life sciences, and nanotechnology (a venture capital-styled investment). Mr. Rodrigues previously taught as an Adjunct Professor of Finance at the Lee Business School of the University of Nevada, Las Vegas. His business development, corporate development, finance, leadership, operations, and science & technology experiences include working as: a corporate venture capitalist at SAIC Venture Capital Corporation (“VCC”), the multi-billion-dollar subsidiary of research and engineering company SAIC, where he was an observer or member of boards of directors of several portfolio companies; a proprietary currency derivatives trader at Bank of Montreal, a Canadian multinational investment bank and financial services company; and a project manager at Jacques Whitford, a Canadian multinational environmental consulting company. He holds business, economics, and engineering degrees from The Wharton School of the University of Pennsylvania, the London School of Economics and Political Science, the Massachusetts Institute of Technology, and the University of Toronto.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Set forth below are the specific experience, qualifications, attributes, and skills of our directors that led to the conclusion that each director should serve as a member of our Board.

Webster Bailey brings extensive and diverse board of directors, business development, strategic planning, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

John Lacey, III, M.D. brings extensive and diverse board of directors, medical, strategic planning, and leadership experience to our Board and company management from his prior work, non-profit volunteerism, and educational background.

Ed Pershing, CPA brings extensive and diverse board of directors, business development, corporate development, strategic planning, accounting, healthcare industry, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

Dominic Rodrigues brings extensive and diverse board of directors and board committee, business development, corporate development, finance, and leadership experience to our Board and company management from his prior and ongoing work and non-profit/professional volunteerism, and educational background.

Vote Required

The director nominees would be elected to serve on our Board if they receive a plurality of the votes cast on the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on the subject matter. This means that the director nominees would be elected if they receive more votes than any other person at the meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares of common stock and/or preferred stock will not be voted with respect to the person or persons indicated; however, they will be counted for the purpose of determining whether there is a meeting quorum.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO OUR BOARD NAMED ABOVE. Each proxy solicited on behalf of our Board will be voted FOR each of the nominees for election to our Board unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, we are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

Accordingly, the following resolution will be submitted for stockholder approval at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.”

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval remains with our Board.

Our Board believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

Our Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.

The next advisory vote on the compensation of our executive officers will occur at the 2025 Annual Meeting of Stockholders.

Vote Required

The advisory vote to approve the compensation of our named executive officers would be approved if a majority of the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Each of our audit committee and Board has unanimously selected Marcum LLP (“Marcum”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements for 2024. Marcum is an independent registered public accounting firm.

Our Board is asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm for 2024. Although not required by law or our bylaws, our Board is submitting the selection of Marcum to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Independent Registered Public Accounting Firm

The Company has engaged Marcum as its independent registered public accounting firm for the fiscal year ending December 31, 2024. The decision to engage Marcum as the Company’s independent registered public accounting firm was unanimously approved by the Company’s audit committee and Board.

Representatives of Marcum are expected to be present at the 2024 Annual Meeting telephonically. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from our stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024. Each proxy solicited on behalf of our Board will be voted FOR the ratification of the selection of Marcum as our independent registered public accounting firm for 2024 unless the stockholder instructs otherwise in the proxy. If our stockholders do not ratify the selection, the matter will be reconsidered by our Board.

Audit and Non-Audit Services

Our audit committee is directly responsible for the appointment, compensation, and oversight of our independent registered public accounting firm. It is the policy of our audit committee to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our audit committee has considered whether the provision by Marcum of services of the varieties described below was compatible with maintaining the independence of Marcum. Our audit committee believes the provision of such services to us did not jeopardize the independence of Marcum as the Company’s independent registered public accounting firm.

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The table below sets forth the aggregate fees we paid to Marcum for audit and non-audit services provided to us in 2023 and 2022:

Fees	2023	2022
Audit Fees	$155,015	$115,875
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$155,015	$115,875

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

AUDIT COMMITTEE REPORT

Our audit committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the independent registered public accounting firm and our internal audit function. The audit committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation, and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The audit committee reviews our financial reporting process. In this context, the audit committee:

●	Reviewed and discussed with management the audited financial statements for the year ended December 31, 2023;

●	Discussed with Marcum, our independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”); and

●	Received the written disclosures and the letter from Marcum required by the PCAOB and has discussed with Marcum the independent accountant’s independence.

Based on this review and the discussions referred to above, the audit committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

This report is submitted on behalf of the members of the audit committee, who are named below, and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Webster Bailey

John Lacey, III, M.D.

Ed Pershing, CPA

Dominic Rodrigues

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PROPOSAL 4

To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split

Background

We are seeking stockholder approval for a proposal to adopt an amendment to our certificate of incorporation to permit us to effect a reverse stock split of all of our issued and outstanding capital stock, which consists of our issued and outstanding common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock, by a ratio within a range of 1-for-10 and 1-for-50 (the “Reverse Stock Split”). If approved by our stockholders, this proposal would permit, but not require, the board of directors to effect a Reverse Stock Split of all of our issued and outstanding capital stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of 1-for-10 to a maximum of 1-for-50 split, with the specific ration to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the approval, the authority granted in this proposal to implement the Reverse Stock Split will terminate. The form of the amendment to our certificate of incorporation (including amendments to the Certificates of Designation) to effect the Reverse Stock Split is set forth on Appendix A below. Approval of the proposal would permit (but not require) the Board to effect the Reverse Stock Split by a ratio of not less than 1-for-10 and not more than 1-for-50, with the exact ratio to be determined by the Board at its sole discretion. The exact ratio of the Reverse Stock Split would be determined by the Board and publicly announced by the Company prior to the effective time of the split. We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. If the Board implements the Reverse Stock Split, the Certificates of Designation will also be amended to provide for the proportional adjustment of certain terms upon a Reverse Stock Split, as set forth on Appendix A below.

Reasons for the Proposed Reverse Stock Split

Marketability of our Common Stock

The Company’s common stock currently trades in the over-the-counter market on the National Association of Securities Dealers’ OTC Bulletin Board (the “OTCBB”) because it does not meet the listing requirements of the national securities exchanges. Our Board recommends the Reverse Stock Split, in part, because our Board believes that we can improve the marketability and liquidity of our common stock if the share price of the common stock is increased to a range of $1.00 to $3.00 per share. The increased stock price that may result from the Reverse Stock Split may make our common stock more attractive to a broader range of investors, such as institutional investors, professional investors, and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their clients.

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Material Effects of the Proposed Reverse Stock Split

Upon the effectiveness of the amendment to our Certificate of Incorporation, including the Certificates of Designation (the “Effective Time”), as amended and attached hereto as Appendix A, effecting the Reverse Stock Split, the outstanding shares of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock will be reduced in accordance with the exchange ratio selected by the Board and combined into a lesser number of shares such that one share of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock will be issued for a specified number of shares, which number shall be equal to or greater than 10 and equal to or less than 50, of currently outstanding shares of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock, respectively, with the exact number within such range to be determined by our Board prior to the effective time of such amendment. If the Reverse Stock Split is implemented, the same ratio will be applied to each of the common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock. If the Board implements the Reverse Stock Split, the Certificates of Designation will also be amended to provide for the proportional adjustment of certain terms upon a Reverse Stock Split. Specifically, the provision governing adjustments for stock splits and combinations in the Certificates of Designation will be amended to clarify that the number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will be proportionately adjusted upon a stock split of common stock (if there is not a corresponding stock split of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively). The Certificates of Designation will also be amended to provide for an appropriate adjustment to the “Original Issue Price” upon a stock split of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock and to clarify the information in the report that will be available to holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock following a stock split. The purpose of these amendments is to ensure that the relative economic rights of each of the common stock, Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following a stock split. The following discussion is qualified in its entirety by the full text of the amendment to our Certificate of Incorporation, including the Certificates of Designation, which is hereby incorporated by reference.

If the Reverse Stock Split is implemented, the par value of our common stock and preferred stock would not change. In addition, the aggregate liquidation preferences, voting rights and other rights and privileges of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock would not change as a result of the Reverse Stock Split, other than customary proportional adjustments to the “Original Issue Price” as set forth in the amendments to the Certificates of Designation described above to ensure that the relative economic rights of the Series D Preferred Stock and Series D-1 Preferred Stock remain the same following the Reverse Stock Split. The number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will not change as a result of the Reverse Stock Split, because the Company would be combining the shares of common stock at the same ratio in which it is combining shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively. Therefore, if the Reverse Stock Split is implemented, the Series D Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-one conversion ratio, and the Series D-1 Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-10 conversion ratio. Similarly, if the Reverse Stock Split is implemented, each share of Series D Convertible Preferred Stock will still carry the right to one vote per share, and each share of Series D-1 Convertible Preferred Stock will carry the right to ten (10) votes per share. In connection with the Reverse Stock Split, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share. Even if stockholder approval of the Reverse Stock Split is obtained, our Board may decide not to effect the Reverse Stock Split at its sole discretion if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

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The Reverse Stock Split will affect all holders of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any holder of common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock’s proportionate voting power (subject to the treatment of fractional shares). The common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Based on our shares of common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock outstanding as of April 14, 2024, the principal effects of the Reverse Stock Split will be that the number of shares of our common stock issued and outstanding will be reduced from 419,522,119 shares to a range of 41,952,212 shares (if a 1-for-10 ratio is chosen) to 8,390,442 shares (if a 1-for-50 ratio is chosen), the number of shares of Series D Convertible Preferred Stock issued and outstanding will be reduced from 12,373,247 shares to a range of 1,237,325 shares (if a 1-for-10 ratio is chosen) to 247,465 shares (if a 1-for-50 ratio is chosen), and the number of shares of Series D-1 Convertible Preferred Stock issued and outstanding will be reduced from 11,628,225 shares to a range of 1,162,823 shares (if a 1-for-10 ratio is chosen) to 232,565 shares (if a 1-for-50 ratio is chosen), depending on the exact exchange ratio chosen by our Board of Directors and without giving effect to any rounding up of fractional shares.

The table below sets forth, as of April 14, 2024 and for illustrative purposes only, certain effects of the potential ratios of between 1-for-10 and 1-for-50, inclusive, including our total outstanding common stock equivalents (without giving effect to the treatment of fractional shares).

	Common Stock and Equivalents Outstanding Prior to Reverse Stock Split		Common Stock and Equivalents Outstanding Assuming Certain Reverse Stock Split Ratios
	Shares	Percent of Total	1-for-10	1-for-25	1-for-50
Common stock outstanding	419,522,119	76.03%	41,952,212	16,780,885	8,390,442
Common Stock underlying options	3,225,000	0.58%	322,500	129,000	64,500
Common stock underlying warrants	387,500	0.07%	38,750	15,500	7,750
Common stock upon conversion of Series D Convertible Preferred Stock	12,373,247	2.24%	1,237,325	494,930	247,465
Common stock upon conversion of Series D-1 Convertible Preferred Stock	106,347,610	19.27%	10,634,761	4,253,904	2,126,952
Common stock upon conversion of 2021 and 2022 notes to Series D-1 Convertible Preferred Stock	9,934,640	1.80%	993,464	397,386	198,693
Total common stock and equivalents	551,790,116	100.00%	55,179,012	22,071,605	11,035,802

Common stock available for future issuances	448,209,884	-	44,820,988	17,928,395	8,964,198

Total shares of common stock authorized for issuance	1,000,000,000	-	100,000,000	40,000,000	20,000,000

The table below sets forth, as of April 14, 2024 and for illustrative purposes only, certain effects of the potential ratios of between 1-for-10 and 1-for-50, inclusive, including our total outstanding Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock (without giving effect to the treatment of fractional shares).

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	Preferred Stock Outstanding Prior to Reverse Stock Split		Preferred Stock Outstanding Assuming Certain Reverse Stock Split Ratios
	Shares	Percent of Total	1-for-10	1-for-25	1-for-50
Series D Convertible Preferred Stock	12,373,247	51.55%	1,237,325	494,930	247,465
Series D-1 Convertible Preferred Stock(1)	11,628,225	48.45%	1,162,823	465,129	232,565
Total preferred stock	24,001,472	100.00%	2,400,147	960,059	480,029

Preferred stock available for future issuances	998,528	—	99,853	39,941	19,971

Total shares of Preferred stock authorized for issuance	25,000,000	—	2,500,000	1,000,000	500,000

(1)	Series D-1 Convertible Preferred Stock includes outstanding 2022 Notes converting within one (1) year.

In determining which ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

●	the historical and projected performance of our trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock;

●	our capitalization (including the number of shares of our common stock and preferred stock issued and outstanding);

●	which ratio would result in the least administrative cost to us;

●	potential devaluation of our market capitalization as a result of a reverse stock split; and

●	prevailing general capital markets and economic conditions.

If the Reverse Stock Split is implemented, the same ratio will be applied to each of the common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock. The principal effects of the Reverse Stock Split will be as follows:

●	each 10 to 50 shares of common stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of common stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

●	each 10 to 50 shares of Series D Convertible Preferred Stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of Series D Convertible Preferred Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

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●	each 10 to 50 shares of Series D-1 Convertible Preferred Stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of Series D-1 Convertible Preferred Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

●	the number of shares of common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock issued and outstanding will be reduced accordingly, as illustrated in the table above;

●	proportionate adjustments will be made to the number of shares of common stock issuable upon exercise of options and warrants, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise as had been payable immediately preceding the Reverse Stock Split;

●	proportionate adjustments will be made to the Original Issue Price in the Certificates of Designation to ensure the aggregate liquidation preference of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following a Reverse Stock Split;

●	proportionate adjustments will be made to the Conversion Price in the 2021 and 2022 Notes to ensure the relative economic rights of the 2021 and 2022 Notes remain the same following a Reverse Stock Split;

●	the number of shares reserved for issuance or under the securities described immediately above will be reduced proportionately; and

●	we will have available shares of common stock and preferred stock to conduct future equity financings.

Reservation of Right to Delay the Filing of or Not Effect the Reverse Stock Split

If stockholder approval is obtained to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and will implement the Reverse Stock Split within one (1) year of the approval date. Our Board reserves the authority to decide at its sole discretion, however, to delay or not effect at all the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. If our stockholders approve this proposal, and the Board subsequently elects to effect the Reverse Stock Split, we will file an amendment to our certificate of incorporation (including amendments to the Certificates of Designation) with the Secretary of State of the State of Delaware and they will become effective upon filing or such later time as is set forth therein.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Going Private Transaction

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

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Amendment Effective Time

The effective date of the Reverse Stock Split will be the date on which the certificate of amendment to our certificate of incorporation (including the amendments to the Certificates of Designation) to effect the amendments contemplated by this proposal are accepted and recorded by the Delaware Secretary of State (subject to any specific future time of effectiveness stated therein) in accordance with Section 103 of the Delaware General Corporation Law (the “DGCL”). The exact timing of the filing of the amendments will be determined by the Board based on its assessments of the best interests of the Company and its stockholders. Except as explained herein with respect to fractional shares, on the effective date of the amendments to effect the Reverse Stock Split, shares of the common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock issued and outstanding will be combined and converted, without any action on the part of the stockholders, into one share of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock, respectively, in accordance with the ratio between 1-for-10 and 1-for-50.

After the Effective Time, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Procedures for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split and our Board determines that it is in our best interests to effect the Reverse Stock Split, the Reverse Stock Split would become effective at the Effective Time.

As soon as practicable after the Effective Time of the Reverse Stock Split, we will notify our stockholders that the Reverse Stock Split has been implemented. Broadridge Corporate Issuer Solutions, Inc., our transfer agent, will act as exchange agent for purposes of implementing the exchange of common stock and preferred stock certificates. Holders of pre-Reverse Stock Split shares of our common stock and preferred stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our common stock and preferred stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our common and preferred stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their broker do not need to submit old stock certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split.

Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Registered and Beneficial Holders of Common Stock and Preferred Stock

Upon the effectiveness of the Reverse Stock Split, shares of our common stock and preferred stock held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold shares of our common stock and preferred stock will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose shares of our common stock and preferred stock are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

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Effect on Registered “Book-Entry” Holders of Our Common Stock and Preferred Stock

Registered holders of shares of our common stock and preferred stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of shares of our common stock and preferred stock, but generally have a statement reflecting the number of shares registered in their accounts.

Stockholders that hold registered shares of our common stock and preferred stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation (including the amendments to the Certificates of Designation) in connection with the Reverse Stock Split.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation (including the Certificates of Designation) and the requirements of the DGCL. We have never declared or paid any cash dividends on our common stock and do not expect to pay any dividends for the foreseeable future. We intend to use future earnings, if any, in the operation and expansion of our business. Any future determination relating to our dividend policy will be made at the discretion of our Board of Directors, based on our financial condition, results of operations, contractual restrictions, capital requirements, business properties, restrictions imposed by applicable law and other factors our Board of Directors may deem relevant. Future debt covenants may prohibit payment of dividends.

Accounting Matters

Effect on Par Value

The proposed amendments to our Certificate of Incorporation (including the Certificates of Designation) will not affect the par value of our common stock, which will remain at $0.001 per share, or the par value of our preferred stock, which will remain at $0.001 per share.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our consolidated balance sheet attributable to our common stock and preferred stock, which consists of the par value per share of our common stock and preferred stock multiplied by the aggregate number of shares of our common stock outstanding and preferred stock outstanding, respectively, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, our additional paid-in capital account reported on our consolidated balance sheet shall be increased with the amount by which the stated capital is reduced. Our stockholders’ equity balance, in the aggregate, will remain unchanged.

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Effect on Our Outstanding Options and Warrants

If the Reverse Stock Split is effectuated, the number of shares of common stock issuable upon exercise of our outstanding stock options (including shares reserved for issuance under our 2024 Equity Compensation Plan) and warrants will be proportionately adjusted by the applicable administrator, using the ratio of the Reverse Stock Split, rounded up to the nearest whole share. In connection with the Reverse Stock Split, our Board of Directors or the applicable administrator will implement only applicable technical, conforming changes to the securities, including ratably reducing the authorized shares of common stock available for awards under our 2024 Equity Compensation Plan. In addition, the exercise price for each outstanding stock option and warrant would be increased in inverse proportion to the Reverse Stock Split ratio such that upon exercise of stock options or warrants, the aggregate exercise price payable by the optionee or warrant holder to the Company for the shares of common stock subject to the option or warrant would remain approximately the same as the aggregate exercise price, as applicable, prior to the Reverse Stock Split.

Corresponding Amendments to the Certificates of Designation

If the Board implements the Reverse Stock Split, the Certificates of Designation will also be amended to provide for the proportional adjustment of certain terms upon a Reverse Stock Split. Specifically, the provision governing adjustments for stock splits and combinations in the Certificates of Designation will be amended to clarify that the number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will be proportionately adjusted upon a stock split of common stock (if there is not a corresponding stock split of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively). The Certificates of Designation will also be amended to provide for an appropriate adjustment to the “Original Issue Price” upon a stock split of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock and to clarify the information in the report that will be available to holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock following a stock split. The purpose of these amendments is to ensure that the relative economic rights of each of the common stock, Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following a stock split.

Effect on Our Outstanding Series D and Series D-1 Convertible Preferred Stock

If the Reverse Stock Split is implemented, the number of shares of Series D Convertible Preferred Stock issued and outstanding will be reduced from 12,373,247 shares to a range of 1,237,325 shares (if a 1-for-10 ratio is chosen) to 247,465 shares (if a 1-for-50 ratio is chosen), and the number of shares of Series D-1 Convertible Preferred Stock issued and outstanding will be reduced from 11,628,225 shares to a range of 1,162,823 shares (if a 1-for-10 ratio is chosen) to 232,565 shares (if a 1-for-50 ratio is chosen).

If the Reverse Stock Split is implemented, there will be customary adjustments to the “Original Issue Price” as defined in the Certificates of Designation to ensure that the relative economic rights of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following the Reverse Stock Split. Specifically, the Original Issue Price for each outstanding share of Series D and Series D-1 Convertible Preferred Stock would be increased in inverse proportion to the Reverse Stock Split ratio such that upon certain mergers, corporate reorganizations or sales of our assets (each, a “Company Event”), the aggregate liquidation preference payable to the holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock would remain approximately the same as the aggregate liquidation preference prior to the Reverse Stock Split.

The number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will not change as a result of the Reverse Stock Split, because the Company would be combining the shares of common stock at the same ratio in which it is combining shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively. Therefore, if the Reverse Stock Split is implemented, the Series D Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-one conversion ratio, and the Series D-1 Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-10 conversion ratio. Similarly, if the Reverse Stock Split is implemented, each share of Series D Convertible Preferred Stock will still carry the right to one vote per share, and each share of Series D-1 Convertible Preferred Stock will carry the right to ten (10) votes per share.

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Effect on Our 2021 Notes

As of April 14, 2024, the Company has an aggregate principal amount of $100,000 of 2021 Notes outstanding. The outstanding principal amount and interest payable under the 2021 Notes may be convertible at the investors’ option into shares of Series D-1 Convertible Preferred Stock at a price per share equal to $2.8620.

Effect on Our 2022 Notes

As of April 14, 2024, the Company has an aggregate principal amount of $2,738,000 of 2022 Notes outstanding. The outstanding principal amount and interest payable under the 2022 Notes may be convertible at the investors’ option into shares of Series D-1 Convertible Preferred Stock at a price per share equal to $2.8620.

The Company intends to amend the 2021 Notes (which it may do upon the consent of the majority of the outstanding principal amounts of all 2021 Notes) to provide that the conversion price will be proportionately adjusted upon a reverse stock split. The Board will not implement the Reverse Stock Split unless the 2021 Notes are amended to provide that the conversion price will be proportionately adjusted upon a reverse stock split. If the Reverse Stock Split is implemented, there will be customary adjustments to the conversion price in the 2021 Notes to ensure that the relative economic rights of the holders of the 2021 Notes remain the same following the Reverse Stock Split. Specifically, the conversion price would be increased in inverse proportion to the Reverse Stock Split ratio such that upon a conversion, the number of shares of Series D-1 Convertible Preferred Stock issuable upon conversion of the 2021 Notes will be decreased in proportion to the Reverse Stock Split ratio.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common and preferred stock or any other of our securities.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material United States federal income tax consequences of the Reverse Stock Split to holders of our common stock and preferred stock. Except where noted, this summary deals only with our common stock and preferred stock that are held as a capital asset.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and United States Treasury regulations, rulings, and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

This summary does not address all aspects of United States federal income taxes that may be applicable to holders of common stock and preferred stock and does not deal with non-U.S., state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”).

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We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our common stock or preferred stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our common stock or preferred stock, you should consult your own tax advisors.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a tax- free recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split common stock and preferred stock for shares of post-split common stock and preferred stock. The post-split common stock and preferred stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split common stock and preferred stock held by that stockholder immediately prior to the Reverse Stock Split. A stockholder’s holding period for the post-split common stock and preferred stock generally will be the same as the holding period for the pre-split common stock and preferred stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share; however, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding the characterization of the Reverse Stock Split for United States federal income tax purposes.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES.

Certain Risks Associated with the Reverse Stock Split

Our Board believes that the Reverse Stock Split will increase the market price of our shares of common stock. There are a number of risks associated with the Reverse Stock Split, however, including but not limited to:

●	Our Board cannot predict the effect of the Reverse Stock Split upon the market price for our shares of common stock, and the history of similar reverse stock splits for companies in like circumstances has varied.

●	If the Reverse Stock Split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our common stock may not improve.

●	The market price of our shares of common stock may also be affected by the Company’s performance and other factors, the effect of which our Board cannot predict.

●	In the future, the market price of the shares of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price of the shares of our common stock prior to the Reverse Stock Split.

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●	If the Reverse Stock Split is effected and the market price of the shares of our common stock then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. Additionally, the liquidity of the shares of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than one hundred (100) shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of one hundred (100) shares.

Since the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock is convertible into common stock, holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are subject to these same risks.

Vote Required

The proposal to authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 4.

Each proxy solicited on behalf of our Board will be voted FOR the approval of Proposal 4 unless the stockholder instructs otherwise in the proxy.

PROPOSAL 5

To authorize our Board, if and only if Proposal 4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board

Description of the Amendment

Our Board of Directors has unanimously adopted a resolution to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of shares of common and preferred stock that we are authorized to issue, if and only if, Proposal 4 is approved, by the same Reverse Stock Split ratio determined by our Board. The amendment will change the number of shares of common stock and preferred stock that are authorized, and the total authorized shares of capital stock will be decreased in proportion to the Reverse Stock Split ratio. We will also amend our Certificates of Designation to reduce the number of shares of preferred stock that are designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock in approximate proportion to the Reverse Stock Split ratio (subject to ensuring there are sufficient shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock to account for the rounding up of fractional shares in connection with the Reverse Stock Split). The form of the amendment to our Certificate of Incorporation (including the amendments to the Certificates of Designation) to effect the reduction in authorized shares is set forth on Appendix B below.

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Background

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes us to issue up to 1,000,000,000 shares of common stock and 25,000,000 shares of preferred stock, par value $0.001 per share. Of the 25,000,000 shares of authorized preferred stock, 12,374,000 shares of preferred stock are designated as Series D Convertible Preferred Stock and 11,241,000 shares of preferred stock are designated as Series D-1 Convertible Preferred Stock.

As of April 14, 2024, the total shares of common stock issued and outstanding and reserved for issuance pursuant to outstanding warrants and options and outstanding Series D and Series D-1 Convertible Preferred Stock totaled 551,790,116 shares. No shares of common stock are held in treasury. The aggregate amount of common stock issued and reserved for issuance consisted of the following amounts as of April 14, 2024:

●	419,522,119 shares of common stock issued and outstanding;

●	387,500 shares of common stock reserved for issuance pursuant to outstanding warrants to purchase common stock;

●	3,225,000 shares of common stock reserved for issuance pursuant to outstanding options to purchase common stock; and

●	128,655,497 shares of common stock reserved for issuance upon conversion of our Series D and Series D-1 Convertible Preferred Stock.

The total number of shares of common stock (i) issued and outstanding, (ii) reserved for issuance pursuant to warrants to purchase common stock, (iii) reserved for issuance pursuant to options to purchase common stock granted under the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan and (iv) reserved for issuance upon conversion of our Series D and Series D-1 Convertible Preferred Stock totals 542,010,976 shares of common stock as of April 14, 2024.

On August 13, 2021, the Board approved a Financing Term Sheet (the “2021 Term Sheet”), which sets forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2021 Financing”), which amounts will be obtained in several tranches.

As of April 14, 2024, the Company had 2021 Notes proceeds of $1,075,000, of which $525,000 is from related party investors.

Pursuant to the 2021 Term Sheet, the 2021 Notes will be paid back, convert into shares of the Company’s Series D-1 Convertible Preferred Stock, or convert into Company equity securities and/or debt instruments of certain future financings on or before twelve months after the issue date of a 2021 Note, subject to certain exceptions.

On September 20, 2022, the Board approved a Financing Term Sheet (the “2022 Term Sheet”), which set forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2022 Financing”), which amounts will be obtained in several tranches.

As of April 14, 2024, the Company had received 2022 Notes proceeds of $4,220,500, of which $3,192,500 is from a related party investor.

Pursuant to the 2022 Term Sheet, the 2022 Notes convert into shares of the Company’s Series D-1 Convertible Preferred Stock on or before twelve months after the issue date of a 2021 Note, subject to certain exceptions.

Reasons for the Authorized Share Reduction

Our Board wishes to align both issued and outstanding as well as authorized shares of the Company’s common and preferred stock with a Reverse Stock Split. Our Board desires to demonstrate to stockholders that it will continue to be prudent in approving additional issuances of common stock and preferred stock in connection with future financings.

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Future Issuances of Shares of Common Stock or Preferred Stock

Given our current available capital, our cash and cash equivalents, our history of operating at a loss and our need for additional capital to implement our plan of operations, we currently anticipate that we will be required to raise additional capital through equity financing. See Proposal 4 above regarding the proposed Reverse Stock Split. In addition, we also anticipate issuing additional shares of common stock and/or preferred stock to satisfy the 2022 Financing.

This Proxy Statement does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.

Approval of the proposal to amend our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of common stock and preferred stock we are authorized to issue in proportion to the Reverse Stock Split ratio will provide us with the necessary flexibility to raise additional capital using equity, if and when such opportunities may arise.

Reservation of Right to Delay the Filing of or to Abandon the Amendment to Decrease the Number of Shares of Common Stock and Preferred Stock that We Are Authorized to Issue

We reserve the right to delay the filing of, or to not effect, the amendment to our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of our common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,628,225 to between 1,162,823 shares to 232,565 shares, in proportion with approval of Proposal 4 – Reverse Stock Split, without further action by our stockholders at any time before one (1) year from the approval date, even if such amendment has been approved by our stockholders at the 2024 Annual Stockholders Meeting, if and only if we delay the filing of, or do not effect at all the Reverse Stock Split. By voting in favor of the amendment, you are expressly also authorizing our Board of Directors to delay (up to one year from the approval date) or abandon the amendment to our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of our common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,628,225 to between 1,162,823 shares to 232,565 shares, in proportion with approval of Proposal 4 – Reverse Stock Split, if it determines, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Authorized Shares of Common and Preferred Stock

Under Proposal 5, if and only if Proposal 4 is approved and the Reverse Stock Split is implemented, the number of authorized shares of our common and preferred stock, and the number of shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, would each be reduced by the same Reverse Stock Split ratio determined by our Board. The number of authorized shares of our common and preferred stock under our Certificate of Incorporation, and the number of shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock in our Certificates of Designation, will be reduced by the Reverse Stock Split ratio that is determined by our Board. Currently we are authorized to issue up to a total of 1,025,000,000 shares of capital stock, comprised of 1,000,000,000 shares of common stock and 25,000,000 shares of preferred stock. The number of shares of our authorized common stock would be reduced from 1,000,000,000 shares to a range of 100,000,000 shares (if a 1-for-10 ratio is chosen) to 20,000,000 shares (if a 1-for-50 ratio is chosen), depending on the exact exchange ratio chosen by our Board. The number of shares of our authorized preferred stock would be reduced from 25,000,000 shares to a range of 2,500,000 shares (if a 1- for-10 ratio is chosen) to 500,000 shares (if a 1-for-50 ratio is chosen), depending on the exact exchange ratio chosen by our Board. The number of shares of our preferred stock designated as Series D Convertible Preferred Stock would be reduced from 12,374,000 shares to a range of 1,237,400 shares (if a 1-for-10 ratio is chosen) to 247,480 shares (if a ratio of 1-for-50 is chosen), depending on the exact exchange ratio chose by our Board. The number of shares of our preferred stock designated as Series D-1 Convertible Preferred Stock would be reduced from 11,628,225 to a range of 1,162,823 shares (if a 1-for-10 ratio is chosen) to 232,565 shares (if a ratio of 1-for-50 is chosen).

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Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of our common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,628,225 to between 1,162,823 shares to 232,565 shares, in proportion with approval of Proposal 4 – Reverse Stock Split, is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Company, and our Board of Directors does not intend or view the proposed decrease of authorized shares of common stock and preferred stock, as an anti-takeover measure.

No Preemptive Rights

Under Section 102(b)(3) of the DGCL and our Certificate of Incorporation, the holders of common stock and preferred stock do not have preemptive rights to acquire unissued shares of common stock and preferred stock.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation (including the amendments to the Certificates of Designation) to decrease the number of shares of common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,628,225 to between 1,162,823 shares to 232,565 shares, in proportion with approval of Proposal 4 – Reverse Stock Split.

Vote Required

The proposal to authorize our Board, if and only if Proposal 4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of shares of common stock and preferred stock that we are authorized to issue by the same Reverse Stock Split ratio, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal. After filing the certificates of amendment to the Certificate of Incorporation and Certificates of Designation, the remaining shares of common stock and preferred stock (including Series D-1 Convertible Preferred Stock) may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate. In the event that Proposal 4 is not approved and adopted by our stockholders at the 2024 Annual Meeting, the number of authorized shares of common stock and preferred stock in the Certificate of Incorporation and the number of shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock in the Certificates of Designation will remain the same as currently in effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 5. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of Proposal 5 unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 6

APPROVAL AND ADOPTION OF

THE PROVECTUS BIOPHARMACEUTICALS, INC. 2024 EQUITY

COMPENSATION PLAN

We are asking you to approve the Provectus Biopharmaceuticals, Inc. 2024 Equity Compensation Plan (the “2024 Equity Compensation Plan”), which the Board unanimously approved adopted on April 10, 2024 upon the recommendation of the compensation committee. We currently have no equity compensation plan because the 2014 Equity Compensation Plan expired on April 25, 2023. The 2024 Equity Compensation Plan will only become effective if approved by stockholders at the Annual Meeting. If approved, the effective date of the 2024 Equity Compensation Plan will be April 10, 2024.

The principal provisions of the 2024 Equity Compensation Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2024 Equity Compensation Plan, a copy of which is set forth in Appendix C to this proxy statement.

General

The 2024 Equity Compensation Plan authorizes our Board to grant the following types of equity-based awards: (i) options that qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), (ii) options that do not qualify as ISOs under the Code (“non-qualified stock options” or “NQSOs,” and collectively with ISOs, “Options”), and (iii) shares of restricted stock (“Restricted Stock”).

Purpose

The purpose of the 2024 Equity Compensation Plan is to promote the interests of the Company, its subsidiaries and its stockholders by (i) attracting and retaining key officers, employees, and directors of the Company and its subsidiaries and affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking compensation of such individuals to the long-term interests of the Company and its stockholders.

Eligible Persons

Subject to stockholder approval, employees, directors, and contractors of the Company are eligible to participate in the 2024 Equity Compensation Plan (the “Participants”). Under the terms of the 2024 Equity Compensation Plan, Options and Restricted Stock may be granted only to employees of the Company, including those who serve as officers and directors. Approximately 6 employees would be eligible to participate in the 2024 Equity Compensation Plan if it were currently in place.

Shares Available for Issuance

Subject to stockholder approval, we will be authorized to grant Options and award Restricted Stock under the 2024 Equity Compensation Plan for up to 100,000,000 shares of our common stock, which are approximately fifteen percent (15%) of the issued and outstanding shares of Common Stock on an as converted basis as of the Effective Date of the 2024 Equity Compensation Plan. The percentage of equity reserved for a company’s stock option plan can vary depending on various factors, such as but not limited to the type and stage of the company, industry norms, director and employee incentives, and company size and growth plans. Based on these and other factors, the percentage of equity reserved for a stock option plan can range between ten percent (10%) and twenty percent (20%) of a company’s total equity. Prior to the Effective Date of the 2024 Equity Compensation Plan, the 2014 Equity Compensation Plan expired on April 25, 2023 and its shares were no longer available for future awards. We believe that the Company was effectively a start-over enterprise in 2017, and that the 2024 Equity Compensation Plan is important for retaining and attracting key employees, directors, and contractors, incentivizing performance, and aligning interests between shareholders, directors, and employees. If any Options granted or Restricted Stock awarded under the 2024 Equity Compensation Plan are forfeited or terminated for any reason, the shares of common stock that were subject to the Options or the Restricted Stock will again be available for future distribution under the 2024 Equity Compensation Plan.

Plan Administration

The 2024 Equity Compensation Plan may be administered by our Board, or a committee established by the Board (the “Administrator”). The Administrator has the authority to (i) determine the individuals to whom Options shall be granted under the 2024 Equity Compensation Plan, (ii) determine the type (or types) and the terms of the Options to be granted to each such individual, (iii) determine the time when the Options will be granted or the Restricted Stock will be awarded and (iv) deal with any other matters arising under the 2024 Equity Compensation Plan.

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Types of Awards

Stock Options

Options are rights to purchase a specified number of shares of common stock at a future date at a specified price fixed by the Administrator. Each Option must be represented by an award agreement that identifies the Option as either an ISO within the meaning of Section 422 of the Code or a non-qualified stock option which does not satisfy the conditions of Section 422 of the Code. The award agreement also must specify the number of shares of common stock that may be issued upon exercise of the Options and set forth the exercise price of the Options. The exercise price for Options that qualify as ISOs may not be less than 100% of the fair market value of our common stock on the date grant, or 110% of the fair market value on the date of grant in the case of an eligible employee who, immediately prior to such grant, owns (directly or indirectly) more than 10% of our common stock. The Option exercise price may be satisfied in cash, by check, by exchanging shares of common stock owned by the Participant, delivery of a properly executed exercise notice along with sale or loan proceeds, other consideration permitted by applicable laws or by a combination of these methods.

The Administrator will establish the term of each Option, which in no case may exceed a period of 10 years from the date of grant (or five years in the case of ISOs granted to individuals who own more than 10% of our common stock). To date, Provectus has not issued any Options or Restricted Stock under the 2024 Equity Compensation Plan. The Administrator has broad discretion to determine the terms and conditions upon which options may be exercised, and the Administrator may determine to include additional terms in the award agreements.

Restricted Stock

Under the 2024 Equity Compensation Plan, Restricted Stock awards are awards of common stock subject to vesting restrictions and/or restrictions on transferability. Shares of common stock that are issued as Restricted Stock will have a legend and may not be sold, transferred, or disposed of until the restrictions have lapsed. The shares do have voting rights prior to the vesting thereof and would be entitled to receive dividends if paid by the Company prior to the vesting of the shares. The Administrator has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment and restrictions on the transferability of stock purchased pursuant to stock purchase rights.

Adjustments upon Change of Capitalization or Change of Control

Changes in Capitalization

Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding Options and the number of shares of common stock which have been authorized for issuance under the 2024 Equity Compensation Plan but as to which no award has been granted or which have been returned to the 2024 Equity Compensation Plan upon cancellation or expiration of an Option or a Stock, as well as the price per share of common stock covered by each such outstanding Option, will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us.

Change in Control

In the event of a change in control (as defined in the 2024 Equity Compensation Plan) of the Company, unless the Administrator determines otherwise, all outstanding Options shall automatically accelerate and become fully exercisable and all outstanding Restricted Stock shall automatically accelerate and become fully vested.

Transferability

Unless otherwise provided by the Administrator, Options or Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

Amendment and Termination

The Board of Directors may amend, alter, suspend, or terminate the 2024 Equity Compensation Plan at any time. Any amendment to the 2024 Equity Compensation Plan must be approved by the stockholders to the extent such approval is required by the terms of the 2024 Equity Compensation Plan, the rules and regulations of the SEC, or the rules and regulations of any exchange upon which Provectus’s common stock is listed, if any. However, no amendment, alteration, suspension or termination of the 2024 Equity Compensation Plan may impair the rights of any Participant, unless mutually agreed in writing by the Participant and the Administrator.

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Federal Income Tax Consequences

The following is a summary of the material anticipated United States federal income tax consequences of the 2024 Equity Compensation Plan to Provectus and the Participants. The summary is based on current federal income tax law, which is subject to change, and does not address state, local, or foreign tax consequences or considerations.

Stock Options

The grant of a stock option that does not have a readily ascertainable value will not result in taxable income at the time of the grant for either Provectus or the Participant. Upon exercising an ISO, the Participant will have no taxable income (except that the alternative minimum tax may apply) and Provectus will receive no deduction.

Upon exercising a non-qualified stock option, the Participant will recognize ordinary income in the amount by which the fair market value of common stock at the time of exercise exceeds the option exercise price, and Provectus will be entitled to a deduction for the same amount. The Participant’s income is subject to withholding tax as wages.

The tax treatment of the Participant upon a disposition of shares of common stock acquired through the exercise of an Option is dependent upon the length of time that the shares have been held and on whether such shares were acquired by exercising an ISO or a non-qualified stock option. If an employee exercises an ISO and holds the shares for at least two years from the date of grant and at least one year after exercise, then any gain or loss realized based on the exercise price of the Option will be treated as long-term capital gain or loss. Gain from the sale of shares obtained upon exercise of an ISO that are sold without satisfying these holding periods will be taxed at ordinary income tax rates.

Generally, upon the sale of shares obtained by exercising a non-qualified stock option, the Participant will treat the gain realized on the sale as a short or long-term capital gain. Generally, there will be no tax consequence to Provectus in connection with the disposition of shares of common stock acquired under a stock option, except that Provectus may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an ISO before the applicable holding periods have been satisfied.

Restricted Stock

Unless a Participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the Participant. When the restrictions (the risk of forfeiture) lapses, a Participant generally will have ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any.

A Participant may make an election under Section 83(b) of the Code to be taxed on shares of stock at the time they are acquired rather than later, when the substantial risk of forfeiture lapses. This so-called “83(b) election” must be made not later than thirty (30) days after the transfer of the shares to the Participant and must satisfy certain other requirements. If the Participant makes an effective 83(b) election, the Participant will realize ordinary income equal to the fair market value of the shares as of the time of such transfer, less any amount paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If the Participant makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2024 Equity Compensation Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer of such shares to the participant. However, if the participant makes an effective 83(b) election in connection with an award or purchase of stock subject to a substantial risk of forfeiture and later forfeits shares, the tax loss realized as a result of the forfeiture is limited to the excess of the amount paid by the participant to acquire the shares (if any) over the amount (if any) reimbursed in connection with the forfeiture.

New Plan Benefits

Because the awards to Participants may vary from year to year at the Administrator’s discretion, the amount payable to eligible Participants under the 2024 Equity Compensation Plan for any calendar year during which the 2024 Equity Compensation Plan is in effect cannot be determined.

Award Grants

The grant of Options and Restricted Stock under the 2024 Equity Compensation Plan is at the discretion of the Administrator. The Administrator has not yet determined any additional awards that will be granted under the 2024 Equity Compensation Plan to Participants.

Vote Required

The approval of our 2024 Equity Compensation Plan will be approved if a majority of the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock), and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 6 TO ADOPT OUR 2024 EQUITY COMPENSATION PLAN. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of our 2024 Equity Compensation Plan unless the stockholder instructs otherwise in the proxy.

OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

Set forth below is a biographical summary of the experience of each of our executive officers:

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Heather Raines, CPA, 57, has served as our CFO since March 2019. Mrs. Raines previously served as the Company’s Controller from August 2017 until her appointment as the Company’s CFO. Before joining the Company, Mrs. Raines served as the Vice President of Finance for BDry Waterproofing, a service business, from 2015 to 2017. She previously managed financial and accounting functions at AMETEK, Inc. (NYSE: AME), a manufacturing company, serving as AMT Business Unit Controller for AMETEK’s wholly owned subsidiary, Advanced Measurement Technology, Inc., in 2015, Scientific Instruments Business Unit Controller from 2013 to 2015, and Senior Finance Manager from 2007 to 2013. Mrs. Raines was a tax analyst at Goody’s Family Clothing from 2006 to 2007, and an Accounting Manager at Siemens Medical Solutions USA, Inc., a wholly owned subsidiary of Siemens AG (NYSE: SI), from 2005 to 2006, and CTI Molecular Imaging, Inc. (Nasdaq: CTMI) from 1999 to 2005. Mrs. Raines received a master’s degree in accounting from Strayer University and a bachelor’s degree in accounting from the University of Tennessee. She is a CPA, and a member of the American Institute of CPAs, the Tennessee Society of CPAs, and the Institute of Management Accountants.

Eric A. Wachter, Ph.D., 60, has served as our Chief Technology Officer since May 2012. Dr. Wachter previously served as Executive Vice President, Pharmaceuticals and as a member of our Board from 2002 to 2012 and from 2016 to 2018. From 1997 to 2002, he was a senior member of the management team of Photogen Technologies, Inc. (the precursor company of the Company), including serving as Vice President, Secretary, and a member of its board of directors. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin–Madison in 1988.

Edward Pershing, 70, has served as Chief Executive Officer since April 2024 and has served as Board chairman since 2018 and was a Board observer and chairman of the Company’s Strategic Advisory Board from 2017 to 2018. Mr. Pershing co-founded Pershing Yoakley & Associates (“PYA”) in 1983 and was its President and CEO until his retirement from the firm in 2019. PYA is a top 20 healthcare consulting and top 100 accounting firm in the U.S., growing from a three-employee office to more than 350 employees and four affiliate companies serving more than 3,500 clients in all 50 states. Mr. Pershing’s healthcare experience and expertise include turnaround and performance improvement initiatives, long-range planning studies, development of numerous hospital and medical office projects, restructuring of healthcare organizations, liaison between boards of directors and management, mergers, acquisitions, divestitures, and leasing arrangements. He also served as an expert witness on healthcare industry matters and represented healthcare organizations before federal and state regulatory agencies.

Dominic Rodrigues, 54, Mr. Rodrigues has served as President since April 2024 and has served as Provectus’s chief operating consultant in 2024 and vice chairman since 2018 and was chairman from 2017 to 2018. Mr. Rodrigues worked in management consulting and corporate development in science and technology-driven industries prior to Provectus. He also was a finance professor at the University of Nevada, Las Vegas, a venture capitalist at defense contractor SAIC, a currency derivatives trader at Bank of Montreal, and a project manager and engineer at Jacques Whitford. Mr. Rodrigues holds business, economics, engineering, and public policy degrees from The Wharton School, the London School of Economics, MIT, and the University of Toronto.

Code of Ethics

Our Board has adopted a code of ethics that applies to our principal executive officer and principal financial officer, or persons performing similar functions. The code of ethics contains written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code. The code of ethics is available without charge upon request from our Secretary, Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929.

Hedging

As of the date hereof, the Company does not have a formal policy regarding hedging activities.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of their beneficial ownership and changes in ownership (Form 3, 4 and 5, and any amendment thereto) with the SEC.

Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in fiscal year 2023, except with respect to the following untimely Form 4 filings for Edward Pershing: (i) one late Form 4 was filed on January 12, 2023 reporting three transactions (of which two were reported late); (ii) one late Form 4 was filed on March 21, 2023 reporting two transactions (of which one was reported late); (iii) one late Form 4 was filed on October 5, 2023 reporting seven transactions; and (iv) one late Form 4 was filed on October 19, 2023 reporting three transactions.

OTHER MATTERS

As of the date hereof, our Board knows of no business that will be presented at the 2024 Annual Meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

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ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board by mail, telephone, facsimile, or other electronic means or in person. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929.

Stockholder Proposals for Inclusion in Proxy Statement for 2025 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), a stockholder proposal must be received by us no later than the close of business on January 6, 2025. Stockholder proposals must be sent to our Secretary at Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Delaware corporate law.

Other Stockholder Proposals for Presentation at the 2025 Annual Meeting of Stockholders

In addition to the above, our bylaws contain an advance notice provision requiring that, if a stockholder’s proposal or director nomination is to be brought before and considered at the 2025 Annual Meeting, such stockholder must provide timely written notice thereof to our Secretary. In order to be timely, the notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than the close of business on January 6, 2025 and not later than the close of business on February 5, 2025; provided, however, that in the event the date of the 2025 Annual Meeting is more than 30 days before or more than 30 days after the anniversary of the 2024 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such 2025 Annual Meeting and not later than the close of business on the later of the 60th day prior to the date of such 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event a stockholder proposal intended to be presented for action at the 2025 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board in connection with the 2025 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the 2025 Annual Meeting.

Stockholder Nominations – Universal Proxy Rules

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025, which is 60 days prior to the anniversary date of the 2024 Annual Meeting.

By Order of our Board

/s/ Dominic Rodrigues
Knoxville, Tennessee May [ ], 2024	Dominic Rodrigues President

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APPENDIX A

CERTIFICATE OF AMENDMENTS

REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

of

PROVECTUS BIOPHARMACEUTICALS, INC.

PROVECTUS BIOPHARMACEUTICALS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is Provectus Biopharmaceuticals, Inc.

2.	The following paragraph will be added to Article IV.A.1 of the Certificate of Incorporation:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [number of shares] shares of the Corporation’s issued and outstanding Common Stock that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

3.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

In Witness Whereof, said Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the authorized officer Amendment as of the [ ] day of [___________], 20[__].

PROVECTUS BIOPHARMACEUTICALS,
INC.

By:
Heather Raines, CPA
Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

(Pursuant to Section 242 of the

General Corporation law of the State of Delaware)

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

FIRST: That the Company’s Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Section 9(a) of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(a) Adjustment for Stock Splits and Combinations. If at any time or from time to time after the Original Issue Date the Corporation effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series D Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series D Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D Convertible Preferred Stock are convertible pursuant to Sections 7 and Section 8 of this Certificate of Designation shall be proportionately increased. The Original Issue Price shall be subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, combination, or other similar recapitalization with respect to the shares of Series D Convertible Preferred Stock. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

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2. Section 11 of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

11. Report or Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the conversion of shares of Series D Convertible Preferred Stock, the Corporation at its expense will promptly deliver a certificate of the Chief Financial Officer showing in reasonable detail the computation of such adjustment or readjustment in accordance with the terms of this Certificate of Designation. The Corporation shall also cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Corporation will forthwith (and in any event not later than 30 days following the occurrence of the event requiring such adjustment) furnish a copy of each such report to each holder, and will, upon the written request at any time of a holder, furnish to such holder a like report setting forth the ~~Conversion Price at the time in effect~~ number of Conversion Shares into which each share of Series D Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation and showing how such number ~~it~~ was calculated. The Corporation will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by each holder or any prospective purchaser of shares of Series D Convertible Preferred Stock designated by the holder thereof.

3. The following paragraph will be added as Section 16 of the Certificate of Designation:

“16. Reverse Stock Split. Upon the effectiveness of the Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock, dated as of [___], every [___] shares of the Corporation’s Series D Convertible Preferred Stock that are issued and outstanding immediately prior to [____] shall automatically and without any further action on the part of the of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid, and non-assessable share of the Corporation’s Series D Convertible Preferred Stock, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Series D Convertible Preferred Stock pursuant to the provisions of this Section 13, such stockholder shall receive one whole share of Series D Convertible Preferred Stock in lieu of such fractional share and no fractional shares shall be issued.”

THIRD: That the foregoing amendment was approved by the holders of the requisite number of shares of the Company’s capital stock in accordance with 228 of the DGCL.

FOURTH: That this Certificate of Amendment, which amends the provisions of the Certificate of Designation, has been duly adopted in accordance with Section 242 of the DGCL.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [___] day of [________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

SIGNATURE PAGE

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS OF

SERIES D-1 CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

(Pursuant to Section 242 of the

General Corporation law of the State of Delaware)

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

FIRST: That the Company’s Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Section 9(a) of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(a) Adjustment for Stock Splits and Combinations. If at any time or from time to time after the Original Issue Date the Corporation effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series D-1 Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D-1 Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series D-1 Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D-1 Convertible Preferred Stock are convertible pursuant to Sections 7 and Section 8 of this Certificate of Designation shall be proportionately increased. The Original Issue Price shall be subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, combination, or other similar recapitalization with respect to the shares of Series D-1 Convertible Preferred Stock. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

1

2. Section 11 of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

11. Report or Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the conversion of shares of Series D-1 Convertible Preferred Stock, the Corporation at its expense will promptly deliver a certificate of the Chief Financial Officer showing in reasonable detail the computation of such adjustment or readjustment in accordance with the terms of this Certificate of Designation. The Corporation shall also cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Corporation will forthwith (and in any event not later than 30 days following the occurrence of the event requiring such adjustment) furnish a copy of each such report to each holder, and will, upon the written request at any time of a holder, furnish to such holder a like report setting forth the ~~Conversion Price at the time in effect~~ number of Conversion Shares into which each share of Series D-1 Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation and showing how such number ~~it~~ was calculated. The Corporation will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by each holder or any prospective purchaser of shares of Series D-1 Convertible Preferred Stock designated by the holder thereof.

3. The following paragraph will be added as Section 16 of the Certificate of Designation:

“16. Reverse Stock Split. Upon the effectiveness of the Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock, dated as of [__], every [__] shares of the Corporation’s Series D-1 Convertible Preferred Stock that are issued and outstanding immediately prior to [__] shall automatically and without any further action on the part of the of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid, and non-assessable share of the Corporation’s Series D-1 Convertible Preferred Stock, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Series D-1 Convertible Preferred Stock pursuant to the provisions of this Section 13, such stockholder shall receive one whole share of Series D-1 Convertible Preferred Stock in lieu of such fractional share and no fractional shares shall be issued.”

THIRD: That the foregoing amendment was approved by the holders of the requisite number of shares of the Company’s capital stock in accordance with 228 of the DGCL.

FOURTH: That this Certificate of Amendment, which amends the provisions of the Certificate of Designation, has been duly adopted in accordance with Section 242 of the DGCL.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [ ] day of [________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

SIGNATURE PAGE

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION

APPENDIX B

CERTIFICATE OF AMENDMENTS

REDUCTION IN AUTHORIZED SHARES

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

of

PROVECTUS BIOPHARMACEUTICALS, INC.

PROVECTUS BIOPHARMACEUTICALS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is Provectus Biopharmaceuticals, Inc.

2.	The Certificate of Incorporation of the Corporation is amended by deleting the introductory sentence of Article IV thereof and substituting the following in its place:

“The total number of shares which the Corporation shall have authority to issue is [______] shares of capital stock, of which [________] shares shall be designated Common Stock, $0.001 par value per share (“Common Stock”), and [_______] shall be designated Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

3.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

In Witness Whereof, said Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the authorized officer Amendment as of the [ ] day of [__________], 20[__].

PROVECTUS BIOPHARMACEUTICALS,
INC.

By:
Heather Raines, CPA
Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

FIRST: The Company’s Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company to decrease the number of shares of authorized preferred stock that would be designated as Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Convertible Preferred Stock”), declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Designation and Number of Shares. One series of Preferred Stock is established and designated as Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Convertible Preferred Stock”). The number of shares constituting the Series D Convertible Preferred Stock shall be [___] shares.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [___] day of [_______], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D-1 CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

FIRST: The Company’s Certificate of Designation of Preferences, Rights and Limitations of Series D-1 Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company to decrease the number of shares of authorized preferred stock that would be designated as Series D-1 Convertible Preferred Stock, par value $0.001 per share (the “Series D-1 Convertible Preferred Stock”), declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Designation and Number of Shares. One series of Preferred Stock is established and designated as Series D-1 Convertible Preferred Stock, par value $0.001 per share (the “Series D-1 Convertible Preferred Stock”). The number of shares constituting the Series D-1 Convertible Preferred Stock shall be [__] shares.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [__] day of [__________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

APPENDIX C

PROVECTUS BIOPHARMACEUTICALS, INC.

2024 EQUITY COMPENSATION PLAN

1.	PURPOSE

The purpose of the Plan is to promote the interests of the Company, its Affiliates and Subsidiaries and its stockholders by (i) attracting and retaining key officers, employees, and directors of the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its stockholders.

2.	DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any form of Option or Stock Award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Grant Instrument or otherwise.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means shares of common stock, par value $.001, of the Company.

“Director” means a member of the Board of Directors of the Company.

“Disability” means a Participant’s becoming disabled within the meaning of Section 22(e)(3) of the Code.

“Employed by the Company” means employed by the Company or a Subsidiary as an employee and reflected as such on the Company’s or the Subsidiary’s payroll records (so that, for purposes of exercising Options, a Participant shall not be considered to have terminated employment until the Participant ceases to be an Employee).

“Employee” means a current or prospective officer or employee (including employees who are also Directors) of the Company or of any Subsidiary or Affiliate.

“Fair Market Value” means, (i) if the Outstanding Common Stock is publicly traded, (x) if the principal trading market for the Company’s Outstanding Common Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (y) if the Company’s Outstanding Common Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of the Outstanding Common Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines; or (ii) if the Company’s Outstanding Common Stock is not publicly traded or, if publicly traded, not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value of an Option shall be as determined in good faith by the Committee consistent with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(iv)(B).

“Grant Instrument” means the written agreement, contract or other instrument or document evincing any Award and setting forth the terms and conditions of such Award granted under the Plan, provided such terms and conditions are consistent with the Plan as the Committee deems appropriate.

“Incentive Stock Option” means an option to purchase shares of Common Stock that is granted under Section 7 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Qualified Stock Option” means an option to purchase shares of Common Stock from the Company that is granted under Sections 7 or 8 and is not intended to be an Incentive Stock Option.

“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means any individual to whom an Award has been granted by the Board under this Plan.

“Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Restricted Stock” means a share of Common Stock subject to restrictions, as the Board may determine in accordance with Section 9.

“Stock Award” means an Award granted pursuant to Section 9 in the form of shares of Common Stock or restricted shares of Common Stock.

“Subsidiary” means any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

“Termination for Cause” means a finding by the Committee that (i) Participant committed a material breach of his or her employment agreement and failed to cure that breach, or to discontinue the activity that breached his or her employment agreement, within 30 days after being notified by the Company that failure to cure the breach or to discontinue the breaching activity would result in termination for Cause, or (ii) Participant was convicted of a crime involving moral turpitude, including such acts as fraud or dishonesty, or (iii) Participant committed a felony, or (iv) Participant willfully or recklessly refused to perform the material duties reasonably assigned to him or her by the Company’s Board or the Participant’s supervisor when such willful or reckless refusal did not result from a Disability, or (v) Participant’s willful or gross malfeasance or nonfeasance of the material duties reasonably assigned to him or her by the Company’s Board or the Participant’s supervisor that are consistent with the provisions of his or her employment agreement (or if there is no employment agreement, with his or her assigned responsibilities), when such malfeasance or nonfeasance did not result from a Disability.

3.	ADMINISTRATION

(a)	The Plan will be administered by the Board or a committee established by the Board (the Board acting in such capacity or such committee, if and as established by the Board, hereinafter referred to as the “Committee”). The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Whether or not the Board has delegated administration, and notwithstanding anything to the contrary contained herein, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)	The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be granted under the Plan, (ii) determine the type (or types) and the terms of the Awards to be granted to each such individual, (iii) determine the time when the Awards will be granted and (iv) deal with any other matters arising under the Plan. All matters determined by the Committee shall require a majority vote of the Committee.

(c)	The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all Persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d)	No member of the Committee or the Board shall be liable for any action or determination made in good faith, and all members of the Committee or the Board shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

(e)	All decisions made by the Committee or the Board pursuant to the provisions hereof shall be final and binding on all Persons.

(f)	If no Committee is established by the Board, then all rights, duties and responsibilities designated under this Plan to the “Committee” shall remain with the Board and all references in this document to the “Committee” shall be deemed to be the “Board.”

4.	OPTIONS; GRANT INSTRUMENTS

(a)	Each Option granted under the Plan shall be classified as a Non-Qualified Stock Option or an Incentive Stock Option. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as set forth in the Grant Instrument, or an amendment to a Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument.

(b)	The granting of any Option shall be subject to and conditioned upon the recipient’s execution of the Grant Instrument and any other agreements or instruments required by the Committee. Except as otherwise provided in a Grant Instrument, all capitalized terms used in the Grant Instrument shall have the same meaning as in the Plan, and the Grant Instrument shall be subject to all of the terms of the Plan.

(c)	Each Grant Instrument shall contain such provisions as the Committee shall determine, in its sole discretion, to be necessary, desirable and appropriate for the Options granted which may include, but not necessarily be limited to, the following: (i) description of the type of Option, the Option’s duration, its transferability, the exercise price, the exercise period and vesting schedule, the effect upon the Option of the Employee’s death, disability, change in duties or termination of employment; (ii) the Option’s conditions; (iii) when, if and how any Option may be forfeited, converted into another Option, modified, exchanged for another Option, or replaced; and (iv) the restrictions on any Common Stock purchased or granted under the Plan.

(d)	In the event of any inconsistency between the provisions of the Plan and any Grant Instrument, the provisions of the Plan shall govern.

5.	AWARDS SUBJECT TO THE PLAN

The aggregate number of Awards that may be issued under the Plan shall be equal to 100 million, which number of Awards represents approximately fifteen percent (15%) of the issued and outstanding Common Stock on an as converted basis as of the Effective Date of this Plan (the “Outstanding Common Stock”). Any Common Stock delivered pursuant to an Award of Restricted Stock or the exercise of an Option may consist, in whole or in part, of authorized but unissued Common Stock or reacquired Common Stock. If and to the extent Awards granted under the Plan terminate, expire, or are canceled, forfeited, exchanged, or surrendered, the Awards shall again be available for purposes of the Plan.

6.	ELIGIBILITY FOR PARTICIPATION

(a)	Any Employee or Director shall be eligible to participate in the Plan; provided, however, that Non-Employee Directors shall only be eligible to receive Awards of Non-Qualified Stock Options granted consistent with Section 8 or Awards of Restricted Stock granted consistent with Section 9.

(b)	The Committee shall select the Employees and Directors to receive the Awards (“Participants”) and shall determine the number of the Awards subject to a particular grant in such manner as the Committee determines.

7.	GRANTING OF OPTIONS

(a)	Number of Options. The Committee shall determine the number of Options that will be subject to each grant of Options to Participants.

(b)	Type of Option and Price.

(i)	Type of Options. The Committee shall have the authority to grant Non-Qualified Stock Options and Incentive Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option under this Plan may be granted additional Options under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

(ii)	Exercise Price. The purchase price (the “Exercise Price”) of the shares issuable on exercise of an Option shall be as set forth in the Participant’s Grant Instrument. Notwithstanding the foregoing, in no event shall the Exercise Price be less than the Fair Market Value of the Common Stock determined as of the date of grant.

(c)	Option Term. Subject to Section 7(g), the Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant.

(d)	Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

(e)	Termination of Employment, Disability or Death.

(i)	Except for options to purchase shares of Common Stock from the Company that are granted under Section 8 and as otherwise provided below, an Option may only be exercised while the Participant is Employed by the Company as an Employee. In the event that a Participant ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or Termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within 90 days of the date on which the Participant ceases to be Employed by the Company (or, for Non-Qualified Stock Options, within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless otherwise specified by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be Employed by the Company shall terminate as of such date.

(ii)	In the event the Participant ceases to be Employed by the Company on account of a Termination for Cause by the Company, any Option held by the Participant shall terminate as of the date the Participant ceases to be Employed by the Company.

(iii)	In the event the Participant ceases to be employed by, or provide service to, the Company because the Participant is Disabled, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be Employed by the Company (or, for Non-Qualified Stock Options, within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be Employed by the Company shall terminate as of such date.

(iv)	If the Participant dies while Employed by the Company, any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant dies (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant dies shall terminate as of such date.

(f)	Exercise of Options. A Participant may exercise an Option that has become exercisable at such times and subject to such terms and conditions as specified in the applicable Grant Instrument, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Participant shall pay the Exercise Price for an Option (i) in cash or cash equivalents, (ii) by delivering Common Stock owned by the Participant (including Common Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date) equal to the Exercise Price, together with any applicable withholding taxes, or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Participant shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 9) at the time of exercise. Options shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

(g)	Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the Participant owns directly or indirectly (within the meaning of Section 424(d) of the Code) shares of Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

8.	NON-EMPLOYEE DIRECTOR OPTIONS

The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options. The Board shall determine the terms and conditions of any such Options, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a Director, and shall have full power and authority in its discretion to administer such Options, subject to the terms of the Plan and applicable law.

9.	RESTRICTED STOCK AWARDS.

(a)	Grants. Awards may be granted in the form Restricted Stock. Restricted Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Board shall determine and shall be made in actual shares of Common Stock.

(b)	Award Restrictions. Restricted Stock shall be subject to terms, conditions, restrictions, and limitations, if any, the Board deems appropriate including, without limitation, restrictions on transferability and continued employment of the Participant. The Board also shall determine any qualified performance measures or other conditions, if any, that must be satisfied before all or part of the applicable restrictions lapse. The Board may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Stock Awards.

(c)	Rights as Shareholder. During the period in which any restricted shares of Common Stock are subject to restrictions imposed pursuant to Section 9(b), the Participant to whom restricted shares have been awarded shall generally have the rights and privileges of a stockholder as to such Common Stock, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Grant Instrument with respect to such Common Stock; (ii) none of the Common Stock represented by the Award may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Board at or after grant, all of the shares of Common Stock subject to the Award shall be forfeited and all rights of the Participant to such Common Stock shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire restricted period in relation to which such shares of Common Stock were granted and unless any other restrictive conditions relating to the Restricted Stock Award are met. Unless otherwise provided in the applicable Grant Instrument, any shares of Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Stock subject to restricted Stock Awards shall be subject to the same restrictions, terms and conditions as such Restricted Stock Award, including the right to vote such Common Stock. Cash dividends with respect to the Common Stock subject to a Restricted Stock Award shall be currently paid to the Participant.

(d)	Evidence of Award. Subject to Section 9(e), any Restricted Stock Award granted under the Plan shall be evidenced by issuance of a stock certificate or certificates or, in the discretion of the Board, through issuance of instructions to the Company’s transfer agent to issue the shares of Common Stock subject to the Award in book-entry (uncertificated) form on the books and records of the transfer agent through the Direct Registration System (“DRS”) or any successor system.

(e)	Delivery of Shares and Transfer Restrictions. Upon issuance of a certificate evidencing a Restricted Stock Award, such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Board, in its discretion, may determine. Unless otherwise provided in the applicable Grant Instrument, the Participant shall have all rights of a stockholder with respect to the Restricted Stock, except as restricted, as provided in Section 9(c). Upon the issuance of a Restricted Stock Award in book entry form, the Company’s transfer agent shall be apprised of and shall duly note any restrictions such as those set forth above that are applicable to the restricted Stock Award.

(f)	Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Stock Award are met, or at such earlier time as otherwise determined by the Board, all restrictions set forth in the Grant Instrument relating to the Restricted Stock Award or in the Plan shall lapse as to the restricted shares of Common Stock subject thereto, and either: (i) a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be; or (ii) in the event the Stock Award was evidenced in book entry form, the Company’s transfer agent shall be notified of the lapse and or termination of the restrictions and to remove all references thereto in its books and records.

(g)	Termination of Employment, Disability or Death. In the event that a Participant ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or Termination without Cause, any unvested Restricted Stock Award held by the Participant shall terminate and be forfeit as of the date the Participant ceases to be Employed by the Company.

(h)	Termination without Cause. In the event the Participant ceases to be Employed by the Company on account of a Termination without Cause by the Company, any unvested Restricted Stock Award held by the Participant shall become 100% vested as of the date the Participant ceases to be Employed by the Company.

(i)	Disability or Death. In the event the Participant ceases to be employed by, or provide service to, the Company because the Participant is Disabled or dies, any unvested Restricted Stock Award shall become 100% vested as of the date the Participant ceases to be Employed by the Company.

10.	WITHHOLDING OF TAXES

(a)	Required Withholding. All Awards under the Plan shall be granted subject to any applicable federal (including applicable FICA), state and local tax withholding requirements. The Company shall have the right to deduct from wages paid to the Participant any federal, state or local taxes required by law to be withheld with respect to Awards, or the Company may require the Participant or other Person receiving such awards to pay to the Company the amount of any such taxes that the Company is required to withhold.

(b)	Election to Withhold Options. If the Committee so permits, a Participant may elect to satisfy the Company’s income tax withholding obligation with respect to Options by having Common Stock purchased by exercise of such Options withheld, based on their Fair Market Value when they are withheld, up to an amount that does not exceed the Participant’s maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

11.	CHANGE OF CONTROL OF THE COMPANY

(a)	As used herein, a “Change of Control” shall be deemed to have occurred if:

(i)	After the Effective Date, any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company entitled to vote generally with respect to the election of the Board;

(ii)	as a result of or in connection with a tender or exchange offer or contest for election of directors, individual board members of the Company (identified as of the date of commencement of such tender or exchange offer, or the commencement of such election contest, as the case may be) cease to constitute at least a majority of the Board; or

(iii)	the consummation of a merger, consolidation or reorganization with or into the Company or the sale of substantially all of the Company’s assets, unless (x) the stockholders of the Company immediately before such transaction beneficially own, directly or indirectly, immediately following such transaction, securities representing a majority of the combined voting power of the then outstanding securities entitled to vote generally with respect to the election of the Board (or its successor) and (y) individual board members of the Company (identified as of the date that a binding agreement providing for such transaction is signed) constitute at least a majority of the Board (or its successor) (a transaction to which clauses (x) and (y) apply, a “Non-Control Transaction”).

(b)	Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Participant with outstanding Awards written notice of such Change of Control and (ii) all outstanding Awards shall automatically accelerate and become fully vested and exercisable, as applicable.

(c)	Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

12.	ADJUSTMENTS UPON CHANGE OF CAPITALIZATION

Subject to any required action by our stockholders, the number of shares of Common Stock covered by outstanding Awards, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Award has been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the Exercise Price, as applicable, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by us.

13.	AMENDMENT AND TERMINATION OF THE PLAN

(a)	Amendment. The Committee may amend or terminate the Plan at any time, provided however, that the Committee cannot increase the number of Options or Stock Awards that may be issued under the Plan without the majority vote of the Board and by a majority vote of the stockholders of the Company.

(b)	Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Effective Date unless terminated earlier or extended by the majority vote of the Board and approval by a majority vote of the stockholders of the Company.

(c)	Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Award is granted shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 19(a) of the Plan. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or modified under Section 19(a) of the Plan or may be amended by agreement of the Company and the Participant consistent with the Plan.

(d)	Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14.	FUNDING OF THE PLAN

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan. In no event shall interest be paid or accrued on any Awards.

15.	RIGHTS OF PARTICIPANTS

Nothing in this Plan shall entitle any Participant to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

16.	REQUIREMENTS FOR ISSUANCE OF AWARDS

No Award shall be issued or transferred hereunder unless and until all legal requirements applicable to the issuance or transfer of such Awards have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Awards granted to any Participant hereunder, or the issuance of shares on exercise of any Options, on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Awards or shares as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions.

17.	HEADINGS

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18.	EFFECTIVE DATE OF THE PLAN

This Plan was originally effective on April 10, 2024 (the “Effective Date”).

19.	MISCELLANEOUS

(a)	Compliance with Law. The Plan, the grant of Awards, and the obligations of the Company to issue or transfer shares shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any grant of an Award if it is contrary to law or modify a grant of an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(b)	Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

(c)	No Rights as Stockholder for Option Holders. Subject to the provisions of the Plan and the applicable Grant Instrument, no Participant or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Common Stock to be distributed under the Plan until such Person has become a holder of such Common Stock.

(d)	Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

provectus biopharmaceuticals

PROVECTUS BIOPHARMACEUTICALS, INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5
John Sample
1234 ANYWHERE STREET ANY CITY, ON
A1A 1A1

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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CONTROL # →

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect four directors to serve on our board of directors for a one-year term.	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Webster Bailey 02) John Lacey, III, M.D. 03) Edward Pershing, CPA 04) Dominic Rodrigues

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5
John Sample
1234 ANYWHERE STREET ANY CITY, ON
A1A 1A1

02 0000000000

0000567712_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

PROVECTUS BIOPHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 20, 2024 4:00 PM, Eastern Time
This proxy is solicited by the Board of Directors

The 2024 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at The Hilton Knoxville, located at 501 West Church Avenue, Knoxville, Tennessee 37902, on Thursday, June 20, 2024 beginning at 4:00 p.m. Eastern Time. The undersigned hereby acknowledges receipt of the combined Notice of 2024 Annual Meeting of Stockholders and Proxy Statement dated April 24, 2024, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Dominic Rodrigues and Heather Raines, CPA, and each of them, attorneys as agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR each of Proposals 1, 2, 3, 4, 5, and 6.

0000567712_2 R1.0.0.24

Continued and to be signed on reverse side